                                                                       State of    State of                Number of     Parent's
                                                            Type of   Incorp. or  Principal    Federal       Shares     Percent of
                                                          Subsidiary   Domicile   Operation   Tax ID #       Owned      Ownership
                                                          ----------   --------   ---------   --------       -----      ---------
THE EQUITABLE COMPANIES INCORPORATED ***                                  DE          NY      13-3623351

    Donaldson, Lufkin & Jenrette, Inc.  (Note 1)              HCO         DE          NY      13-1898818    23,404,230       41.92%


    The Equitable Life Assurance Society of the U.S. *     Insurance      NY          NY      13-5570651     2,000,000      100.00%
       The Equitable of Colorado, Inc. *                   Insurance      CO          CO      13-3198083     1,000,000      100.00%
       Frontier Trust Company                              Operating      ND          ND      45-0373941         1,000      100.00%
       Equitable Deal Flow Fund, L.P.                     Investment      DE          NY      13-3385076             -            -
          Equitable Managed Assets, L.P.                  Investment      DE          NY      13-3385080             -            -
       Real Estate Partnership Equities (various)         Investment      **                      -                  -            -
       Equitable Holdings, L.L.C. (formerly,
       Equitable Holding Corp.) (Note 2)                      HCO         NY          NY          -                  -            -
                 See Attached Listing A
       EREIM LP Associates (L.P.)                          Operating      NY          NY          -                  -            -
          EML Associates, L.P.                            Investment      NY          NY      58-1739531             -            -
       ACMC, Inc.                                             HCO         DE          NY      13-2677213     5,000,000      100.00%
       Wil-Gro, Inc                                       Investment      PA          PA      23-2702404         1,000      100.00%
       Prime Property Funding, Inc.                        Operating      DE          NY      13-3719324         1,000      100.00%
       Equitable Underwriting & Sales Agency (Bahamas)     Operating    Bahamas    Bahamas        -              5,000      100.00%
       Ltd.
       STCS, Inc.                                         Investment      DE          NY      13-3761592         1,000      100.00%
       Fox Run, Inc.                                      Investment      MA          NY      23-2762596         1,000      100.00%
       FTM Corp.                                          Investment      MD          MD      13-3778225         1,000      100.00%
       CCMI Corp.                                         Investment      MD          MD      13-3778224         1,000      100.00%
       HVM Corp.                                          Investment      MD          MD      13-3778222         1,000      100.00%
       EVSA, Inc.                                         Investment      DE          PA      23-2671508            50      100.00%
       Equitable BJVS,Inc.                                Investment      CA          CA      33-0540198         1,000      100.00%
       Equitable Rowes Wharf, Inc.                        Investment      MA          MA      04-3272826         1,000      100.00%
       GP/EQ Southwest, Inc.                              Investment      TX          TX      75-2624983           100      100.00%
       Franconom, Inc.                                    Investment      PA          PA      23-2352488            50      100.00%
       EVLICO, Inc.                                       Investment      DE          GA      58-2203762           100      100.00%
       EVLICO East Ridge, Inc.                            Investment      CA          GA      58-2206831           100      100.00%
       Equitable Structured Settlement Corp.               Operating      DE          NJ      22-3492811           100      100.00%
       ELAS Realty, Inc.                                  Investment      DE          GA      58-2271596         1,000      100.00%
       Prime Property Funding II, Inc.                     Operating      DE          NY       Pending                      100.00%
       Sarasota Prime Hotels, Inc.                        Investment      FL          GA      58-2330533                    100.00%
       ECLL, Inc.                                         Investment      MI          GA       Pending                      100.00%


                                                                             Notes: 1. In addition, Equitable Holdings, L.L.C.
         *Affiliated Insurer                                                           owns 39,961,540 shares (32.02%). In the
                                                                                       aggregate, EQ owns 88,603,333 shares (71.0%)
                                                                                       of Donaldson, Lufkin & Jenrette, Inc.

                                                                                    2. Equitable Holding Corp. was merged into
                                                                                       Equitable Holdings, L.L.C. on Dec. 19, 1997.

                                                                                    3. Collectively, Equitable Life and various of
       ***All subsidiaries are corporations, except as otherwise noted.                its subsidiaries beneficially own 56.75% of
                                                                                       the outstanding limited partnership units
                                                                                       issued by Alliance Capital Management L.P.
                                                                                       Equitable Life directly owns 4,532,576 units
                                                                                       (2.66%); ACMC, Inc. owns 66,943,000 units
                                                                                       (39.32%); and Equitable Capital Management
                                                                                       Corp. owns 23,600,000 units and 100,000 Class
                                                                                       A units, which convert into 1,537,905 units
                                                                                       (14.77%). In addition, Alliance Capital
                                                                                       Management Corp. owns a 1% general
                                                                                       partnership interest in Alliance Capital
                                                                                       Management L.P.


LISTING A:
    EQUITABLE HOLDINGS, L.L.C.                                         State of    State of                Number of     Parent's
                                                            Type of   Incorp. or  Principal    Federal       Shares     Percent of
                                                          Subsidiary   Domicile   Operation   Tax ID #       Owned      Ownership
                                                          ----------   --------   ---------   --------       -----      ---------
THE EQUITABLE COMPANIES INCORPORATED
    The Equitable Life Assurance Society of the U.S.*
       Equitable Holdings, L.L.C.    (Note 4)
          ELAS Securities Acquisition Corporation          Operating      DE                  13-3049038           500      100.00%
          100 Federal Street Realty Corporation            Operating      MA          MA      04-2847619           100      100.00%
          100 Federal Street Funding Corporation           Operating      MA          MA      04-2934600           100      100.00%
          EQ Financial Consultants, Inc. (f/k/a,           Operating      DE          NY      13-2693569        20,000      100.00%
          Equico Securities, Inc.)
          Equitable Casualty Insurance Company *           Operating      VT          VT      06-1166226         1,000      100.00%
          EquiSource of New York, Inc.                     Operating      NY          PA      13-3389662         1,000      100.00%
              See Attached Listing B
          EREIM LP Corporation                             Operating      DE          NY      58-1739521           100      100.00%
              EREIM LP Associates (L.P.)                   Operating      NY          NY                             -            -
                 EML Associates, L.P.                     Investment      NY          NY      58-1739531             -            -
          Equitable Investment Corporation                    HCO         NY          NY      13-2694412         1,000      100.00%
              See Attached Listing C
          Equitable JVS, Inc.                             Investment      DE          GA      58-1812697         1,000      100.00%
              Astor/Broadway Acquisition Corp.            Investment      NY          NY      13-3593692           100      100.00%
              Astor Times Square Corp.                    Investment      NY          NY      13-3593699           100      100.00%
              EJSVS, Inc.                                 Investment      DE          NJ      58-2169594         1,000      100.00%
          Equitable JVS II, Inc.                          Investment      MD          MD      52-1877232         1,000      100.00%
          Six-Pac G.P., Inc.                              Investment      GA          GA      58-1928595           100      100.00%
          Equitable Distributors, Inc. (f/k/a,             Operating      DE          NY      13-3550365         1,000      100.00%
          Equitable Capital Securities Corp.)
          J.M.R. Realty Services, Inc.                     Operating      DE          NY      13-3813232         1,000      100.00%


       * Affiliated Insurer

       Note 4.   Owns 32.02% of Donaldson, Lufkin & Jenrette, Inc.

LISTING B:
    EQUISOURCE OF NEW YORK, INC.                                       State of    State of                Number of     Parent's
                                                            Type of   Incorp. or  Principal    Federal       Shares     Percent of
                                                          Subsidiary   Domicile   Operation   Tax ID #       Owned      Ownership
                                                          ----------   --------   ---------   --------       -----      ---------

THE EQUITABLE COMPANIES INCORPORATED
    The Equitable Life Assurance Society of the U.S.*
       Equitable Holdings, L.L.C.
          EquiSource of New York, Inc.
              EquiSource of Alabama, Inc.                  Operating      AL          AL      13-3386851         1,000      100.00%
              EquiSource of Arizona, Inc.                  Operating      AZ          AZ      13-3389071         1,000      100.00%
              EquiSource of Arkansas, Inc.                 Operating      AR          AR      13-3404676         1,000      100.00%
              EquiSource Insurance Agency of               Operating      CA          CA      13-3404686         1,000      100.00%
              California
              EquiSource of Colorado, Inc.                 Operating      CO          CO      13-3404680         1,000      100.00%
              EquiSource of Delaware, Inc.                 Operating      DE          DE      13-3386036         1,000      100.00%
              EquiSource of Hawaii, Inc.                   Operating      HI          HI      13-3425232         1,000      100.00%
              EquiSource of Maine, Inc.                    Operating      ME          ME      13-3404681         1,000      100.00%
              EquiSource Insurance Agency of               Operating      MA          MA      22-2891027         1,000      100.00%
              Massachusetts, Inc.
              EquiSource of Montana, Inc.                  Operating      MT          MT      13-3389063         1,000      100.00%
              EquiSource of Nevada, Inc.                   Operating      NV          NV      13-3389068         1,000      100.00%
              EquiSource of New Mexico, Inc.               Operating      NM          NM      13-3404674         1,000      100.00%
              EquiSource of Pennsylvania, Inc.             Operating      PA          PA      13-3389070         1,000      100.00%
              EquiSource Business Agency of Utah, Inc.     Operating      UT          UT      13-3404679         1,000      100.00%
              EquiSource of Washington, Inc.               Operating      WA          WA      13-3437226         1,000      100.00%
              EquiSource of Wyoming, Inc.                  Operating      WY          WY      13-3389072         1,000      100.00%


LISTING C:
    EQUITABLE INVESTMENT CORPORATION                                   State of    State of                Number of     Parent's
                                                            Type of   Incorp. or  Principal    Federal       Shares     Percent of
                                                          Subsidiary   Domicile   Operation   Tax ID #       Owned      Ownership
                                                          ----------   --------   ---------   --------       -----      ---------
THE EQUITABLE COMPANIES INCORPORATED
    The Equitable Life Assurance Society of the U.S.*
       Equitable Holdings, L.L.C.
          Equitable Investment Corporation
              Equitable Capital Management Corporation     Operating      DE          NY      13-3266813         1,000      100.00%
                 Equitable Capital Private Income &
                 Equity Partnership II, L.P.               Investment     DE          NY      13-3544879             -            -
                 Alliance Capital Management Corporation   Operating      DE          NY      13-3633538           100      100.00%

              Equitable JV Holding Corp.                   Operating      DE          NY      13-3555850         1,000      100.00%
              EQ Services, Inc.                            Operating      DE          GA      58-1985395         1,000      100.00%
              EREIM Managers Corporation                   Operating      DE          GA      58-1739529           100      100.00%

                 ML/EQ Real Estate Portfolio, L.P.        Investment      DE          NY      58-1739523             -            -
                    EML Associates, L.P.                  Investment      NY          NY      58-1739531             -            -

LISTING D:
       DLJ SUBSIDIARIES
                                                                                      JURISDICTION
                                            OWNER          PERCENT     SHARES HELD         OF           USA/           BUSINESS
     SUBSIDIARY         EMPLOYER ID       AFFILIATE        OWNERSHIP     BY OWNER     INCORPORATION   FOREIGN          ACTIVITY
     ----------         -----------       ---------        ---------     --------     -------------   -------          --------
AMB Holdings Limited       None       Donaldson, Lufkin       16%                    South Africa     Foreign   Parent holding
(formerly DLJ                         & Jenrette, Inc.                                                          company of DLJ
Pleiade)                                                                                                        African Merchant
                                                                                                                Bank Limited.

AML Futures, S.A.          None       Donaldson, Lufkin      100%          1,000     Switzerland      Foreign   Inactive.
(In Dissolution)                      & Jenrette, Inc.

Autranet                   None       Autranet, Inc.         100%           200      United Kingdom   Foreign   Inactive.
International
Limited (In
Dissolution)

Autranet, Inc.          13-2961507    Donaldson, Lufkin      100%          1,000     Delaware           USA     Securities
                                      & Jenrette, Inc.                                                          Broker/Dealer.

Bond Investment         13-7070202    DLJ Capital             99%                    Delaware           USA     Holder of NYC
Partners, LLC                         Corporation                                                               Industrial
                                                                                                                Development Agency
                                                                                                                bonds re: 277 Park
                                                                                                                Avenue.

Bond Investment         13-7070202    DLJ Investment,         1%                     Delaware           USA     Holder of NYC
Partners, LLC                         Inc.                                                                      Industrial
                                                                                                                Development Agency
                                                                                                                bonds re: 277 Park
                                                                                                                Avenue.

Brewster Property       13-3745194    DLJ Real Estate,       100%           200      New York           USA     Owns 58 acres of
Holding Corp.                         Inc.                                                                      land (including a
                                                                                                                building) in Putnam
                                                                                                                County, NY.

Cadogan Nominees           None       Pershing Limited       100%           150      United Kingdom   Foreign   Facilitates Stock
Limited                                                                                                         Transfer for
                                                                                                                Pershing Limited.
                                                                                                                (Inactive)

Calmco, Inc.            13-3860801    DLJ Mortgage           100%          1,000     Delaware           USA     Responsible for
                                      Capital, Inc.                                                             collection and loss
                                                                                                                mitigation of B and
                                                                                                                C credit mortgage
                                                                                                                loans.
     SUBSIDIARY           PURPOSE       CT CODE    SORT CODE
     ----------           -------       -------    ---------
AMB Holdings Limited   Non-Subsidiary
(formerly DLJ
Pleiade)

AML Futures, S.A.      Inactive           AMLSA
(In Dissolution)
Autranet               Inactive             AIL
International
Limited (In
Dissolution)
Autranet, Inc.         General                A
                       Purpose

Bond Investment        Special           BIPLLC
Partners, LLC          Purpose



Bond Investment        Special           BIPLLC
Partners, LLC          Purpose



Brewster Property      Special             BPHC
Holding Corp.          Purpose


Cadogan Nominees       Special              CNL
Limited                Purpose

Calmco, Inc.           Special
                       Purpose

LISTING D:
       DLJ SUBSIDIARIES (CONTINUED)
                                                                                      JURISDICTION
                                            OWNER          PERCENT     SHARES HELD         OF           USA/           BUSINESS
     SUBSIDIARY         EMPLOYER ID       AFFILIATE        OWNERSHIP     BY OWNER     INCORPORATION   FOREIGN          ACTIVITY
     ----------         -----------       ---------        ---------     --------     -------------   -------          --------
CBJC, Inc.              13-3906717    Donaldson, Lufkin      100%          1,000     Delaware           USA     Holds monetary
                                      & Jenrette, Inc.                                                          judgments.

CF Realty, Inc.         13-3873229    DLJ Real Estate        100%          1,000     Delaware           USA     Real Estate Banking
                                      Capital Partners,                                                         Group investment
                                      L.P.                                                                      vehicle.

CG Funding, Inc.        13-3873232    DLJ Real Estate        100%          1,000     Delaware           USA     Real Estate Banking
                                      Capital Funding,                                                          Group side-by-side
                                      Inc.                                                                      investment vehicle.

Column Financial,       58-2061106    DLJ Mortgage           100%          1,000     Delaware           USA     Mortgage lender.
Inc.                                  Capital, Inc.

DB Funding, Inc.        13-3998891    DLJ Bridge             100%          1,000     Delaware           USA     Bridge Finance
                                      Finance, Inc.                                                             vehicle to provide
                                                                                                                bridge loan to
                                                                                                                Diamond Brands
                                                                                                                Incorporated, a
                                                                                                                leading designer,
                                                                                                                manufacturer and
                                                                                                                marketer of a broad
                                                                                                                range of consumer
                                                                                                                products.

DeLite Funding, Inc.    13-4024916    DLJ Bridge             100%          1,000     Delaware           USA     Bridge Finance
                                      Finance, Inc.                                                             vehicle to provide
                                                                                                                bridge loan to
                                                                                                                DeCrane Aircraft
                                                                                                                Holdings, Inc., a
                                                                                                                manufacturer of
                                                                                                                avionics components
                                                                                                                and provider of
                                                                                                                avionics systems
                                                                                                                integration
                                                                                                                services.

DLJ Acceptance          13-3438856    Donaldson, Lufkin      100%          1,000     Delaware           USA     Assembles Mortgage
Corporation                           & Jenrette, Inc.                                                          Collateral for CMO
                                                                                                                Trusts.

DLJ Asset               13-3859805    Donaldson, Lufkin      100%          1,000     Delaware           USA     Name Saver.
Management, Inc.                      & Jenrette
                                      Securities
                                      Corporation
   SUBSIDIARY              PURPOSE           CT CODE    SORT CODE
   ----------              -------           -------    ---------
CBJC, Inc.                Special
                          Purpose

CF Realty, Inc.           Non-Subsidiary


CG Funding, Inc.          Special
                          Purpose

Column Financial,         General Purpose
Inc.

DB Funding, Inc.          Special
                          Purpose

DeLite Funding, Inc.      Special
                          Purpose

DLJ Acceptance            General             DLJAC
Corporation               Purpose

DLJ Asset                 Special
Management, Inc.          Purpose


LISTING D:
       DLJ SUBSIDIARIES (CONTINUED)
                                                                                      JURISDICTION
                                            OWNER          PERCENT     SHARES HELD         OF           USA/           BUSINESS
     SUBSIDIARY         EMPLOYER ID       AFFILIATE        OWNERSHIP     BY OWNER     INCORPORATION   FOREIGN          ACTIVITY
     ----------         -----------       ---------        ---------     --------     -------------   -------          --------
DLJ Australia          Not available  Donaldson, Lufkin      100%          1,000     Delaware           USA     Parent holding
Holdings, Inc.           as of today   & Jenrette, Inc.                                                         company of DLJ's
                                                                                                                Australian
                                                                                                                companies.

DLJ Bridge Finance,     13-3433876    Donaldson, Lufkin      100%          1,000     Delaware           USA     General Partner of
Inc.                                  & Jenrette, Inc.                                                          Investment
                                                                                                                Partnership
                                                                                                                providing bridge
                                                                                                                financing.

DLJ Capital             13-3519751    DLJ Capital            100%          1,000     Delaware           USA     General Partner of
Associates (VI),                      Corporation                                                               a Limited
Inc.                                                                                                            Partnership called
                                                                                                                DLJ Associates
                                                                                                                (VI), L.P. This
                                                                                                                Partnership is a
                                                                                                                partner in Sprout
                                                                                                                Capital VI, L.P.

DLJ Capital             13-3810628    DLJ Capital            100%           100      Delaware           USA     General Partner of
Associates VII,                       Corporation                                                               a limited
Inc.                                                                                                            partnership called
                                                                                                                DLJ Associates
                                                                                                                VII, L.P. which is
                                                                                                                a partner of Sprout
                                                                                                                Capital VII, L.P.

DLJ Capital             13-3995289    DLJ Capital            100%           100      Delaware           USA     General Partner of
Associates VIII,                      Corporation                                                               a limited
Inc.                                                                                                            partnership called
                                                                                                                DLJ Associates
                                                                                                                VIII, L.P. which is
                                                                                                                a partner of Sprout
                                                                                                                Capital VIII, L.P.

DLJ Capital             13-2656882    Donaldson, Lufkin      100%           100      Delaware           USA     Venture Capital
Corporation                           & Jenrette, Inc.                                                          Partnership
                                                                                                                Management Company.

DLJ Capital Funding,    13-3901308    Donaldson, Lufkin      100%          1,000     Delaware           USA     Conducts bank and
Inc.                                  & Jenrette, Inc.                                                          corporate loan
                                                                                                                syndication and
                                                                                                                trading.

     SUBSIDIARY          PURPOSE       CT CODE    SORT CODE
     ----------          -------       -------    ---------
DLJ Australia         Special
Holdings, Inc         Purpose

DLJ Bridge Finance,   General            DLJBF
Inc.                  Purpose





DLJ Capital           Special              CA6
Associates (VI),      Purpose
Inc.




DLJ Capital           Special               A7
Associates VII,       Purpose
Inc.



DLJ Capital           Special
Associates VIII,      Purpose
Inc.



DLJ Capital           General            DLJCC
Corporation           Purpose

DLJ Capital Funding,  General            DLJCF
Inc.                  Purpose

LISTING D:
       DLJ SUBSIDIARIES (CONTINUED)
                                                                                      JURISDICTION
                                            OWNER          PERCENT     SHARES HELD         OF           USA/           BUSINESS
     SUBSIDIARY         EMPLOYER ID       AFFILIATE        OWNERSHIP     BY OWNER     INCORPORATION   FOREIGN          ACTIVITY
     ----------         -----------       ---------        ---------     --------     -------------   -------          --------
DLJ Capital             13-3805378    Donaldson, Lufkin      100%          1,000     Delaware           USA     Holding company
Investors, Inc.                       & Jenrette, Inc.                                                          which owns the
                                                                                                                companies acting as
                                                                                                                General Partner of
                                                                                                                Merchant Banking
                                                                                                                Partnerships.

DLJ Capital             13-3603831    DLJ Capital            100%          1,000     Delaware           USA     Venture Capital
Management                            Corporation                                                               Partnership
Corporation                                                                                                     Management Company.

DLJ Capital Trust I     13-7093229    Donaldson, Lufkin      100%          1,000     Delaware           USA     Funding vehicle for
                                      & Jenrette, Inc.                                                          issuance of
                                                                                                                Preferred Stock by
                                                                                                                Donaldson, Lufkin &
                                                                                                                Jenrette, Inc.

DLJ Cayman                 None       Donaldson, Lufkin      100%            1       Cayman Islands   Foreign   Inactive
Acquisition Limited                   & Jenrette, Inc.                                                          corporation.

DLJ Cayman Islands      52-1879918    DLJ Capital             20%           999      Cayman Islands   Foreign   Securities dealer
LDC                                   Corporation                                                               writing derivative
                                                                                                                products on foreign
                                                                                                                securities.

DLJ Cayman Islands      52-1879918    Donaldson, Lufkin       80%          3,996     Cayman Islands   Foreign   Securities dealer
LDC                                   & Jenrette, Inc.                                                          writing derivative
                                                                                                                products on foreign
                                                                                                                securities.

DLJ Clearing            13-3731408    Donaldson, Lufkin      100%          1,000     Delaware           USA     General Partner
Corporation                           & Jenrette, Inc.                                                          owning 1% of
                                                                                                                Pershing Trading
                                                                                                                Company, L.P.,
                                                                                                                a specialist on
                                                                                                                regional
                                                                                                                exchanges and
                                                                                                                market maker.

DLJ CLO Holdings,       13-4027814    Donaldson, Lufkin      100%          1,000     Delaware           USA     Parent holding
Inc.                                  & Jenrette, Inc.                                                          company of DLJ
                                                                                                                Leveraged Loan
                                                                                                                Corp. and Managing
                                                                                                                member of DLJ
                                                                                                                Leveraged Loan
                                                                                                                Fund, LLC.

     SUBSIDIARY           PURPOSE       CT CODE    SORT CODE
     ----------           -------       -------    ---------
DLJ Capital            General           CAPINV
Investors, Inc.        Purpose



DLJ Capital            General              CMC
Management             Purpose
Corporation

DLJ Capital Trust I    Special
                       Purpose



DLJ Cayman             Inactive
Acquisition Limited

DLJ Cayman Islands     General            DLJCI
LDC                    Purpose


DLJ Cayman Islands     General            DLJCI
LDC                    Purpose


DLJ Clearing           General            CLEAR
Corporation            Purpose


DLJ CLO Holdings,      General
Inc.                   Purpose


LISTING D:
       DLJ SUBSIDIARIES (CONTINUED)
                                                                                      JURISDICTION
                                            OWNER          PERCENT     SHARES HELD         OF           USA/           BUSINESS
     SUBSIDIARY         EMPLOYER ID       AFFILIATE        OWNERSHIP     BY OWNER     INCORPORATION   FOREIGN          ACTIVITY
     ----------         -----------       ---------        ---------     --------     -------------   -------          --------
DLJ Commercial          13-3956945    Donaldson, Lufkin      100%          1,000     Delaware           USA     Issues securities
Mortgage Corp.                        & Jenrette, Inc.                                                          to the public, such
                                                                                                                securities which
                                                                                                                are backed by
                                                                                                                mortgage related
                                                                                                                securities.

DLJ Cyprus, Inc.        13-3995290    Donaldson, Lufkin      100%          1,000     Delaware           USA     Name Saver
                                      & Jenrette, Inc.                                                          (Inactive).

DLJ Diversified         13-3907706    DLJ Capital            100%          1,000     Delaware           USA     Managing General
Partners, Inc.                        Investors, Inc.                                                           Partner of DLJ
                                                                                                                Diversified
                                                                                                                Partners, L.P.,
                                                                                                                a merchant banking
                                                                                                                investment fund.

DLJ Emerging Markets    98-0151723    DLJ Capital             20%          2,000     Cayman Islands   Foreign   Investor in Latin
LDC                                   Corporation                                                               American
                                                                                                                securities.

DLJ Emerging Markets    98-0151723    Donaldson, Lufkin       80%          8,000     Cayman Islands   Foreign   Investor in Latin
LDC                                   & Jenrette, Inc.                                                          American
                                                                                                                securities.

DLJ Europe, Inc.        13-3860782    Donaldson, Lufkin      100%          1,000     Delaware           USA     Holding Company
                                      & Jenrette                                                                which holds all of
                                       Securities                                                               the Non-Voting
                                      Corporation                                                               Class B Shares of
                                                                                                                Donaldson, Lufkin &
                                                                                                                Jenrette
                                                                                                                International.

DLJ Financial           13-3957534    Donaldson, Lufkin      100%         12,000     Bermuda          Foreign   Securities dealer
Products Limited                      & Jenrette, Inc.                                                          writing derivative
(formerly DLJ                                                                                                   products on foreign
Options                                                                                                         securities.
International
Limited)
     SUBSIDIARY            PURPOSE       CT CODE    SORT CODE
     ----------            -------       -------    ---------
DLJ Commercial          General             DCMC
Mortgage Corp.          Purpose


DLJ Cyprus, Inc.        Inactive


DLJ Diversified         General
Partners, Inc.          Purpose


DLJ Emerging Markets    General               EM
LDC                     Purpose


DLJ Emerging Markets    General               EM
LDC                     Purpose


DLJ Europe, Inc.        Special
                        Purpose




DLJ Financial           General
Products Limited        Purpose
(formerly DLJ
Options
International
Limited)

LISTING D:
       DLJ SUBSIDIARIES (CONTINUED)
                                                                                      JURISDICTION
                                            OWNER          PERCENT     SHARES HELD         OF           USA/           BUSINESS
     SUBSIDIARY         EMPLOYER ID       AFFILIATE        OWNERSHIP     BY OWNER     INCORPORATION   FOREIGN          ACTIVITY
     ----------         -----------       ---------        ---------     --------     -------------   -------          --------
DLJ First ESC, LLC      13-3790645    DLJ Employees           N/A           N/A      Delaware           USA     Employee securities
                                                                                                                company managed by
                                                                                                                DLJ LBO Plans
                                                                                                                Management
                                                                                                                Corporation.
DLJ Growth              13-3695982    DLJ Capital            100%          1,000     Delaware           USA     General Partner
Associates (II), Inc.                 Corporation                                                               formed to hold the
                                                                                                                unallocated
                                                                                                                interests in DLJ
                                                                                                                Growth Associates
                                                                                                                (II), L.P.

DLJ Harbor (Boston)     13-3160683    DLJ Real Estate,       100%          1,000     Massachusetts      USA     General Partner
Corp.                                 Inc.                                                                      of Boston Harbor
                                                                                                                Partners, Ltd.


DLJ Hoffman, Inc.       13-3153908    DLJ Real Estate,       100%           100      Delaware           USA     Holds wrap
                                      Inc.                                                                      mortgages on
                                                                                                                Westbury Land and
                                                                                                                on Boston Harbor.

DLJ Holdings, Inc.      13-3861189    Donaldson, Lufkin      100%          1,000     Delaware           USA     Name saver.
                                      & Jenrette, Inc.

DLJ India Advisory      13-3961301    Donaldson, Lufkin      100%                    Delaware           USA     Formed to be the
Services, L.L.C.                      & Jenrette, Inc.                                                          DLJ India branch
                                                                                                                office for Merchant
                                                                                                                Banking.

DLJ International       13-3960274    DLJ International,     100%       28,845,289  United Kingdom   Foreign    Designated parent
Group Limited                         Inc.                             Voting Class                             holding company of
                                                                          A Shares                              the DLJ UK Group.

DLJ International       13-3960274    Donaldson, Lufkin      >99%        3,597,000  United Kingdom   Foreign    Designated parent
Group Limited                         & Jenrette                          Class B                               holding company of
                                      Securities                       Voting Shares                            the DLJ UK Group.
                                      Corporation

DLJ International       13-3960274    DLJ Europe, Inc.       <1%         1 Voting    United Kingdom  Foreign    Designated parent
Group Limited                                                            Class B                                holding company of
                                                                          Share                                 the DLJ UK Group.

DLJ International       13-3971622    Donaldson, Lufkin      100%          1,000     Delaware           USA     Formed to house
Investment Corp.                      & Jenrette, Inc.                                                          DLJ's investment
                                                                                                                banking
                                                                                                                representative
                                                                                                                office in Moscow.
     SUBSIDIARY            PURPOSE       CT CODE    SORT CODE
     ----------            -------       -------    ---------
DLJ First ESC, LLC      Non-Subsidiary


DLJ Growth              Special             GAII
Associates (II), Inc.   Purpose

DLJ Harbor (Boston)     Special              HBC
Corp.                   Purpose

DLJ Hoffman, Inc.       Special             HOFF
                        Purpose

DLJ Holdings, Inc.      Special
                        Purpose

DLJ India Advisory      Non-Subsidiary
Services, L.L.C.

DLJ International       Special             UKGL           1
Group Limited           Purpose

DLJ International       Special                            2
Group Limited           Purpose


DLJ International       Special                            3
Group Limited           Purpose

DLJ International       General
Investment Corp.        Purpose

LISTING D:
       DLJ SUBSIDIARIES (CONTINUED)
                                                                                      JURISDICTION
                                            OWNER          PERCENT     SHARES HELD         OF           USA/           BUSINESS
     SUBSIDIARY         EMPLOYER ID       AFFILIATE        OWNERSHIP     BY OWNER     INCORPORATION   FOREIGN          ACTIVITY
     ----------         -----------       ---------        ---------     --------     -------------   -------          --------
DLJ International       98-0176015    Donaldson, Lufkin      100%           100      Cayman Islands   Foreign   Vehicle for
Services                              & Jenrette, Inc.                                                          internationally
                                                                                                                mobile employees.

DLJ International,      13-3860788    Donaldson, Lufkin      100%          1,000     Delaware           USA     Holding Company
Inc.                                  & Jenrette, Inc.                                                          holds all of the
                                                                                                                Voting Class A
                                                                                                                Shares of
                                                                                                                Donaldson, Lufkin &
                                                                                                                Jenrette
                                                                                                                International
                                                                                                                Limited.

DLJ Investment          13-3887953    DLJ Capital            100%          1,000     Delaware           USA     Invests in
Funding, Inc.                         Investors, Inc.                                                           investment
                                                                                                                opportunities side-
                                                                                                                by-side with DLJ
                                                                                                                Investment
                                                                                                                Partners, L.P.

DLJ Investment          13-3859861    Donaldson, Lufkin      100%          1,000     Delaware           USA     Wood, Struthers &
Management Corp.                      & Jenrette                                                                Winthrop Investment
                                      Securities                                                                Adviser.
                                      Corporation

DLJ Investment          13-3854261    DLJ Capital            100%          1,000     Delaware           USA     General Partner of
Partners, Inc.                        Investors, Inc.                                                           DLJ Investment
                                                                                                                Partners, L.P.,
                                                                                                                an investment
                                                                                                                fund.

DLJ Investment, Inc.    13-3419317    Donaldson, Lufkin      100%          1,000     Delaware           USA     General Partner in
                                      & Jenrette, Inc.                                                          Tenacqo bridge
                                                                                                                partnership.

DLJ Kansas City         13-3697211    Donaldson, Lufkin      100%          1,000     Delaware           USA     General Partner of
Capital, Inc.                         & Jenrette, Inc.                                                          Kansas City DLJ/
                                                                                                                Gateway Limited
                                                                                                                Partnership which
                                                                                                                purchases
                                                                                                                Commercial
                                                                                                                Mortgages from the
                                                                                                                RTC.
     SUBSIDIARY             PURPOSE       CT CODE   SORT CODE
     ----------             -------       -------   ---------
DLJ International        Special
Services                 Purpose


DLJ International,       Special
Inc.                     Purpose


DLJ Investment           Special
Funding, Inc.            Purpose




DLJ Investment           Special
Management Corp.         Purpose



DLJ Investment           Special
Partners, Inc.           Purpose


DLJ Investment, Inc.     Special           INVES
                         Purpose


DLJ Kansas City          Special           KCC
Capital, Inc.            Purpose

LISTING D:
       DLJ SUBSIDIARIES (CONTINUED)
                                                                                      JURISDICTION
                                            OWNER          PERCENT     SHARES HELD         OF           USA/           BUSINESS
     SUBSIDIARY         EMPLOYER ID       AFFILIATE        OWNERSHIP     BY OWNER     INCORPORATION   FOREIGN          ACTIVITY
     ----------         -----------       ---------        ---------     --------     -------------   -------          --------
DLJ LBO Plans           13-3743225    DLJ Capital            100%           100      Delaware           USA     General Partner of
Management                            Investors, Inc.                                                           the manager of
Corporation                                                                                                     various employees
                                                                                                                securities
                                                                                                                companies formed to
                                                                                                                permit certain key
                                                                                                                employees to
                                                                                                                coinvest with the
                                                                                                                Company in certain
                                                                                                                long-term
                                                                                                                investments.

DLJ Leveraged Loan      13-4027821    DLJ CLO Holdings,      100%          1,000     Delaware           USA     Formed to acquire
Corp.                                 Inc.                                                                      and  manage a
                                                                                                                portfolio side by
                                                                                                                side with DLJ
                                                                                                                Leveraged Load
                                                                                                                Fund, LLC of
                                                                                                                Permitted Currency-
                                                                                                                denominated
                                                                                                                Borrower
                                                                                                                Investments

DLJ Leveraged Loan      13-4027826    DLJ CLO Holdings,      100%           Not      Delaware           USA     Formed to acquire
Fund, LLC                             Inc.                              applicable                              and manage a
                                                                                                                portfolio side by
                                                                                                                side with DLJ
                                                                                                                Leveraged Loan
                                                                                                                Corp. of Permitted
                                                                                                                Currency-
                                                                                                                denominated
                                                                                                                Borrower
                                                                                                                Investments

DLJ Long Term           13-3951926    Donaldson, Lufkin      100%        1 Voting    Delaware           USA     Holds and manages
Investment                            & Jenrette, Inc.                 Class A Share                            the trademarks and
Corporation                                                                                                     trade name of
                                                                                                                Donaldson, Lufkin &
                                                                                                                Jenrette, Inc. and
                                                                                                                subsidiaries.

DLJ Long Term           13-3951926    Donaldson, Lufkin       80%           800      Delaware           USA     Holds and manages
Investment                            & Jenrette, Inc.                  Non-Voting                              and trademarks and
Corporation                                                               Class B                               trade name of
                                                                          Shares                                Donaldson,Lufkin &
                                                                                                                Jenrette, Inc. and
                                                                                                                subsidiaries.
     SUBSIDIARY            PURPOSE        CT CODE     SORT CODE
     ----------            -------        -------     ---------
DLJ LBO Plans           General            LBOPM
Management              Purpose
Corporation

DLJ Leveraged Loan      Special
Corp.                   Purpose


DLJ Leveraged Loan      Special
Fund, LLC               Purpose


DLJ Long Term           Special                            1
Investment              Purpose
Corporation


DLJ Long Term           Special                            2
Investment              Purpose
Corporation

LISTING D:
       DLJ SUBSIDIARIES (CONTINUED)
                                                                                      JURISDICTION
                                            OWNER          PERCENT     SHARES HELD         OF           USA/           BUSINESS
     SUBSIDIARY         EMPLOYER ID       AFFILIATE        OWNERSHIP     BY OWNER     INCORPORATION   FOREIGN          ACTIVITY
     ----------         -----------       ---------        ---------     --------     -------------   -------          --------
DLJ Long Term           13-3951926    Donaldson, Lufkin       20%          195       Delaware           USA     Holds and manages
Investment                            & Jenrette                        Non-Voting                              the trademarks and
Corporation                           Securities                          Class B                               trade name of
                                      Corporation                         Shares                                Donaldson, Lufkin &
                                                                                                                Jenrette, Inc. and
                                                                                                                subsidiaries.

DLJ Long Term           13-3951926    Autranet, Inc.          1%       5 Non-Voting  Delaware           USA     Holds and manages
Investment                                                                Class B                               the trademarks and
Corporation                                                               Shares                                trade name of
                                                                                                                Donaldson, Lufkin &
                                                                                                                Jenrette, Inc. and
                                                                                                                subsidiaries.
DLJ MB Funding II,      13-3919500    DLJ Capital            100%          1,000     Delaware           USA     Invests in debt and
Inc.                                  Investors, Inc.                                                           equity securities
                                                                                                                of business
                                                                                                                entities subject to
                                                                                                                leveraged
                                                                                                                transactions
                                                                                                                including
                                                                                                                acquisitions,
                                                                                                                recapitalizations,
                                                                                                                restructurings,
                                                                                                                workouts and other
                                                                                                                similar situations
                                                                                                                side-by-side with
                                                                                                                DLJ Merchant
                                                                                                                Banking Partners
                                                                                                                II, L.P.

DLJ Merchant Banking    13-3709041    DLJ Capital            100%          1,000     Delaware           USA     Invests in debt
Funding, Inc.                         Investors, Inc.                                                           and equity
                                                                                                                securities of
                                                                                                                business entities
                                                                                                                subject to
                                                                                                                leveraged
                                                                                                                transactions
                                                                                                                including
                                                                                                                acquisitions,
                                                                                                                recapitalizations,
                                                                                                                restructurings,
                                                                                                                workouts and other
                                                                                                                similar situations
                                                                                                                side-
     SUBSIDIARY           PURPOSE       CT CODE    SORT CODE
     ----------           -------       -------    ---------

DLJ Long Term          Special                       3
Investment             Purpose
Corporation




DLJ Long Term          Special                       4
Investment             Purpose
Corporation



DLJ MB Funding II,     Special
Inc.                   Purpose






DLJ Merchant Banking   Special           MBF
Funding, Inc.          Purpose

LISTING D:
       DLJ SUBSIDIARIES (CONTINUED)
                                                                                      JURISDICTION
                                            OWNER          PERCENT     SHARES HELD         OF           USA/           BUSINESS
     SUBSIDIARY         EMPLOYER ID       AFFILIATE        OWNERSHIP     BY OWNER     INCORPORATION   FOREIGN          ACTIVITY
     ----------         -----------       ---------        ---------     --------     -------------   -------          --------
                                                                                                                by-side with DLJ
                                                                                                                Merchant Banking
                                                                                                                Partners, L.P.

DLJ Merchant Banking    13-3906244    DLJ Capital            100%          1,000     Delaware           USA     Managing General
II, Inc.                              Investors, Inc.                                                           Partner of DLJ
                                                                                                                Merchant Banking
                                                                                                                Partners II, L.P.,
                                                                                                                an investment
                                                                                                                fund.

DLJ Merchant            13-3644198    DLJ Capital            100%           100      Delaware           USA     General Partner of
Banking, Inc.                         Investors, Inc.                                                           a number of
                                                                                                                partnerships which
                                                                                                                manages a leveraged
                                                                                                                transaction fund.

DLJ Mortgage            13-3460894    Donaldson, Lufkin      100%          1,000     Delaware           USA     Issues securities
Acceptance Corp.                      & Jenrette, Inc.                                                          to the public, such
                                                                                                                securities which
                                                                                                                are backed by
                                                                                                                mortgage related
                                                                                                                securities.

DLJ Mortgage            13-3460798    Donaldson, Lufkin      100%          1,000     Delaware           USA     Corporation which
Capital, Inc.                         & Jenrette, Inc.                                                          trades in whole
                                                                                                                loans

DLJ Offshore               None       DLJ Capital            100%          6,000     Netherlands      Foreign   Acts  as a General
Management N.V.                       Investors, Inc.                                Antilles                   Partner of an
                                                                                                                offshore merchant
                                                                                                                banking investment
                                                                                                                partnerships to
                                                                                                                establish Cayman
                                                                                                                Islands residency.

DLJ Phoenix First       13-3952234    DLJ Phoenix Group       99%         50,999     United Kingdom   Foreign   Inactive.
General Partner                       Limited
Limited

DLJ Phoenix First       13-3952234    DLJ Phoenix             <1%              1     United Kingdom   Foreign   Inactive.
General Partner                       Securities
     SUBSIDIARY            PURPOSE       CT CODE     SORT CODE
     ----------            -------       -------     ---------
DLJ Merchant Banking    General
II, Inc.                Purpose


DLJ Merchant            General             MB
Banking, Inc.           Purpose




DLJ Mortgage            General            MAC
Acceptance Corp.        Purpose




DLJ Mortgage            General             MC
Capital, Inc.           Purpose


DLJ Offshore            Special          OFFSH
Management N.V.         Purpose


DLJ Phoenix First       Inactive
General Partner
Limited


DLJ Phoenix First       Inactive
General Partner

LISTING D:
       DLJ SUBSIDIARIES (CONTINUED)
                                                                                      JURISDICTION
                                            OWNER          PERCENT     SHARES HELD         OF           USA/           BUSINESS
     SUBSIDIARY         EMPLOYER ID       AFFILIATE        OWNERSHIP     BY OWNER     INCORPORATION   FOREIGN          ACTIVITY
     ----------         -----------       ---------        ---------     --------     -------------   -------          --------
Limited                               Investments
                                      Limited

DLJ Phoenix Fund        13-3952239    DLJ Phoenix Group       50%            1       United Kingdom   Foreign   Management Pension
Trustee Limited                       Limited                                                                   Scheme.

DLJ Phoenix Fund        13-3952239    DLJ Phoenix             50%            1       United Kingdom   Foreign   Management Pension
Trustee Limited                       Securities                                                                Scheme.
                                      Investments
                                      Limited

DLJ Phoenix General     13-3952247    DLJ Phoenix Group      100%            2       United Kingdom   Foreign   General Partner in
Partner II Limited                    Limited                                                                   Phoenix Equity
                                                                                                                Partners II.

DLJ Phoenix General     13-3952232    DLJ Phoenix Group       50%            1       United Kingdom   Foreign   General Partner in
Partner Limited                       Limited                                                                   Phoenix Development
                                                                                                                Capital Fund.

DLJ Phoenix General     13-3952232    DLJ Phoenix             50%            1       United Kingdom   Foreign   General Partner in
Partner Limited                       Securities                                                                Phoenix Development
                                      Investments                                                               Capital Fund.
                                      Limited

DLJ Phoenix Group       13-3952201    DLJ International      100%       Please see   United Kingdom   Foreign   Holding company.
Limited                               Group Limited                      appendix

DLJ Phoenix             13-3952233    DLJ Phoenix Group      100%            2       United Kingdom   Foreign   Inactive.
Insurance Services                    Limited
Limited

DLJ Phoenix Media       13-3952237    DLJ Phoenix Group      100%            2       United Kingdom   Foreign   Inactive.
Limited                               Limited

DLJ Phoenix Private     13-3952209    DLJ Phoenix Group       99%          7,499     United Kingdom   Foreign   Fund manager.
Equity Limited                        Limited

DLJ Phoenix Private     13-3952209    DLJ Phoenix              1%            1       United Kingdom   Foreign   Fund manager.
Equity Limited                        Securities
                                      Investments
                                      Limited

DLJ Phoenix             13-3952250    DLJ Phoenix Group       50%            1       United Kingdom   Foreign   Corporate Finance
Securities (Asia)                     Limited                                                                   advisor.

     SUBSIDIARY             PURPOSE       CT CODE    SORT CODE
     ----------             -------       -------    ---------
Limited
DLJ Phoenix Fund         Special
Trustee Limited          Purpose
DLJ Phoenix Fund         Special
Trustee Limited          Purpose
DLJ Phoenix General      Special
Partner II Limited       Purpose
DLJ Phoenix General      Special
Partner Limited          Purpose

DLJ Phoenix General      Special
Partner Limited          Purpose

DLJ Phoenix Group        Special
Limited                  Purpose

DLJ Phoenix              Inactive
Insurance Services
Limited

DLJ Phoenix Media        Inactive
Limited

DLJ Phoenix Private      Special
Equity Limited           Purpose

DLJ Phoenix Private      Special
Equity Limited           Purpose


DLJ Phoenix              General
Securities (Asia)        Purpose

LISTING D:
       DLJ SUBSIDIARIES (CONTINUED)
                                                                                      JURISDICTION
                                            OWNER          PERCENT     SHARES HELD         OF           USA/           BUSINESS
     SUBSIDIARY         EMPLOYER ID       AFFILIATE        OWNERSHIP     BY OWNER     INCORPORATION   FOREIGN          ACTIVITY
     ----------         -----------       ---------        ---------     --------     -------------   -------          --------
Limited

DLJ Phoenix             13-3952250    DLJ Phoenix             50%            1       United Kingdom   Foreign   Corporate Finance
Securities (Asia)                     Securities                                                                advisor.
Limited                               Investments
                                      Limited

DLJ Phoenix             13-3952215    DLJ Phoenix             50%            1       United Kingdom   Foreign   Inactive.
Securities Finance                    Securities
Limited                               Investments
                                      Limited

DLJ Phoenix             13-3952215    DLJ Phoenix             50%            1       United Kingdom   Foreign   Inactive.
Securities Finance                    Securities Limited
Limited

DLJ Phoenix             13-3952218    DLJ Phoenix            100%          1,000     United Kingdom   Foreign   Nominee Holding
Securities                            Insurance                                                                 Company.
Investments Limited                   Services Limited

DLJ Phoenix             13-3952205    DLJ Phoenix First      100%         20,000     United Kingdom   Foreign   Corporate finance
Securities Limited                    General Partner                   Redeemable                              adviser.
                                      Limited                           Preference
                                                                          Shares

DLJ Phoenix             13-3952205    DLJ Phoenix Group       99%         874,999    United Kingdom   Foreign   Corporate finance
Securities Limited                    Limited                                                                   adviser.

DLJ Phoenix             13-3952205    DLJ Phoenix             <1%            1       United Kingdom   Foreign   Corporate finance
Securities Limited                    Securities                                                                adviser.
                                      Investments
                                      Limited

DLJ PSH Limited         13-3952249    DLJ Phoenix Group      100%            2       United Kingdom    Foreign  Inactive.
                                      Limited

DLJ Puerto Rico         13-3941625    Puerto Rico Hotel      100%          1,000     Delaware           USA     Holds an investment
Realty Corp.                          OPCO, L.P.

DLJ Real Estate         13-3811304    DLJ Capital            100%          1,000     Delaware           USA     Invests in real
Capital Funding, Inc.                 Investors, Inc.                                                           estate opportunitie
                                                                                                                side-by-side with
                                                                                                                DLJ Real Estate
                                                                                                                Capital
     SUBSIDIARY          PURPOSE       CT CODE    SORT CODE
     ----------          -------       -------    ---------
Limited
DLJ Phoenix           General
Securities (Asia)     Purpose
Limited
DLJ Phoenix           Inactive
Securities Finance
Limited
DLJ Phoenix           Inactive
Securities Finance
Limited
DLJ Phoenix           Special
Securities            Purpose
Investments Limited

DLJ Phoenix           General
Securities Limited    Purpose

DLJ Phoenix           General
Securities Limited    Purpose

DLJ Phoenix           General
Securities Limited    Purpose

DLJ PSH Limited       Inactive
DLJ Puerto Rico       Non-Subsidiary
Realty Corp.

DLJ Real Estate       Special             RECF
Capital Funding,      Purpose
Inc.

LISTING D:
       DLJ SUBSIDIARIES (CONTINUED)
                                                                                      JURISDICTION
                                            OWNER          PERCENT     SHARES HELD         OF           USA/           BUSINESS
     SUBSIDIARY         EMPLOYER ID       AFFILIATE        OWNERSHIP     BY OWNER     INCORPORATION   FOREIGN          ACTIVITY
     ----------         -----------       ---------        ---------     --------     -------------   -------          --------
                                                                                                                Partners, L.P.

DLJ Real Estate         13-3805375    DLJ Capital            100%          1,000     Delaware           USA     General Partner of
Capital Partners,                     Investors, Inc.                                                           a fund that invests
Inc.                                                                                                            in real estate
                                                                                                                opportunities.

DLJ Real Estate         13-3811303    DLJ Capital            100%          1,000     Delaware           USA     Formed to serve as
Capital, Inc.                         Investors, Inc.                                                           the General Partner
                                                                                                                of DLJ Real Estate
                                                                                                                Capital, L.P.

DLJ Real Estate         13-3989904    DLJ Capital            100%          1,000     Delaware           USA     General Partner of
Exchange Capital,                     Investors, Inc.                                                           DLJ Real Estate
Inc.                                                                                                            Exchange Capital,
                                                                                                                L.P., which is the
                                                                                                                general partner
                                                                                                                of DLJ Real Estate
                                                                                                                Capital Partners,
                                                                                                                L.P.

DLJ Real Estate         13-3910356    DLJ Capital            100%          1,000     Delaware           USA     General Partner of
Mezzanine Capital,                    Investors, Inc.                                                           DLJ Real Estate
Inc.                                                                                                            Mezzanine Capital,
                                                                                                                L.P. which is the
                                                                                                                general partner of
                                                                                                                DLJ Real Estate
                                                                                                                Mezzanine Capital
                                                                                                                Partners, L.P.

DLJ Real Estate, Inc.   13-2658821    Donaldson, Lufkin      100%          3,000     Delaware           USA     Holding Company for
                                      & Jenrette, Inc.                                                          all Real Estate
                                                                                                                Subsidiaries.

DLJ Realty Services,    13-2791329    DLJ Real Estate,       100%            0       Delaware           USA     Licensed Corporate
Inc.                                  Inc.                                                                      Real Estate Broker
                                                                                                                involved in
                                                                                                                mortgage placement
                                                                                                                and brokerage
                                                                                                                activities

DLJ Romania II, Inc.    13-3998888    Donaldson, Lufkin      100%          1,000     Delaware           USA     Nominee Holding
                                      & Jenrette, Inc.                                                          Company holding one
                                                                                                                percent of the
                                                                                                                issued
     SUBSIDIARY            PURPOSE       CT CODE    SORT CODE
     ----------            -------       -------    ---------
DLJ Real Estate         Special            DLJRI
Capital Partners,       Purpose
Inc.


DLJ Real Estate         Special              REC
Capital, Inc.           Purpose



DLJ Real Estate         General
Exchange Capital,       Purpose
Inc.



DLJ Real Estate         Special
Mezzanine Capital,      Purpose
Inc.



DLJ Real Estate, Inc.   General            DLJRE
                        Purpose


DLJ Realty Services,    General               RS
Inc.                    Purpose




DLJ Romania II, Inc.    Special
                        Purpose

LISTING D:
       DLJ SUBSIDIARIES (CONTINUED)
                                                                                      JURISDICTION
                                            OWNER          PERCENT     SHARES HELD         OF           USA/           BUSINESS
     SUBSIDIARY         EMPLOYER ID       AFFILIATE        OWNERSHIP     BY OWNER     INCORPORATION   FOREIGN          ACTIVITY
     ----------         -----------       ---------        ---------     --------     -------------   -------          --------
                                                                                                                shares in DLJ
                                                                                                                Romania, Inc.

DLJ Romania, Inc.       13-3993461    Donaldson, Lufkin       99%           999      Delaware           USA     Formed to act as
                                      & Jenrette, Inc.                                                          parent holding
                                                                                                                company of DLJ
                                                                                                                Romania SrL, a
                                                                                                                Romanian limited
                                                                                                                liability company
                                                                                                                currently in
                                                                                                                formation for
                                                                                                                the purpose of
                                                                                                                investing in
                                                                                                                Romanian fixed
                                                                                                                income securities.
DLJ Romania, Inc.                     DLJ Romania II,         1%             1
                                      Inc.

DLJ Secureco            13-3714258    DLJ Mortgage           100%          1,000     Delaware           USA     Holding Company.
Holdings, Inc.                        Capital, Inc.

DLJ Senior Debt         13-3891131    Donaldson, Lufkin      100%           100      Delaware           USA     Offers senior credi
Finance, Inc.                         & Jenrette, Inc.                                                          facilities to
                                                                                                                corporate borrowers


DLJ Senior Officers     13-3220934    Donaldson, Lufkin      100%           100      Delaware           USA     General Partner of
Investment                            & Jenrette, Inc.                                                          DLJ Executive
Corporation                                                                                                     Investment
                                                                                                                Partnership.

DLJ Services, Inc.      13-3817414    Donaldson, Lufkin      100%          1,000     Delaware           USA     Mortgage servicing
                                      & Jenrette, Inc.                                                          agent.

DLJ South Africa,       13-3857310    Donaldson, Lufkin      100%          1,000     Delaware           USA     Formed to invest in
Inc.                                  & Jenrette, Inc.                                                          Pleiade Investors,
                                                                                                                LLC, a South
                                                                                                                African Investment
                                                                                                                Banking Firm owned
                                                                                                                by New Africa
                                                                                                                Investment Ltd.
     SUBSIDIARY           PURPOSE       CT CODE   SORT CODE
     ----------           -------       -------   ---------
DLJ Romania, Inc.      Special                    1
                       Purpose


DLJ Romania, Inc.      Special                    2
                       Purpose


DLJ Secureco           Special            SECHO
Holdings, Inc.         Purpose

DLJ Senior Debt        General           DLJSDF
Finance, Inc.          Purpose


DLJ Senior Officers    Special             SOIC
Investment             Purpose
Corporation


DLJ Services, Inc.     Special            DLJMS
                       Purpose

DLJ South Africa,      Special
Inc.                   Purpose

LISTING D:
       DLJ SUBSIDIARIES (CONTINUED)
                                                                                      JURISDICTION
                                            OWNER          PERCENT     SHARES HELD         OF           USA/           BUSINESS
     SUBSIDIARY         EMPLOYER ID       AFFILIATE        OWNERSHIP     BY OWNER     INCORPORATION   FOREIGN          ACTIVITY
     ----------         -----------       ---------        ---------     --------     -------------   -------          --------
DLJ UK Holding          13-3960278    DLJ International      100%            1       United Kingdom   Foreign   Parent holding
Limited                               Group Limited                                                             company of
                                                                                                                Donaldson, Lufkin
                                                                                                                & Jenrette
                                                                                                                International
                                                                                                                along with DLJ
                                                                                                                UK Limited.

DLJ UK Limited          13-3960277    DLJ International      100%            1       United Kingdom   Foreign   Parent holding
                                      Group Limited                                                             company of
                                                                                                                Donaldson, Lufkin
                                                                                                                & Jenrette
                                                                                                                International
                                                                                                                along with
                                                                                                                DLJ UK Holding
                                                                                                                Limited.

DLJdirect Holdings      13-3902239    Donaldson, Lufkin      100%          1,000     Delaware           USA     Holding Company for
Inc.                                  & Jenrette                                                                DLJdirect
                                      Securities                                                                subsidiaries.
                                      Corporation

DLJdirect Inc.          13-3902248    DLJdirect              100%          1,000     Delaware           USA     Broker/Dealer for
                                      Holdings Inc.                                                             DLJdirect clients.

DLJIS Holdings             None       Donaldson, Lufkin      100%           not      United Kingdom   Foreign   Parent Holding
Limited                               & Jenrette                       available as                             Company of
                                      International                      of today                               Donaldson, Lufkin &
                                                                                                                Jenrette
                                                                                                                International
                                                                                                                Securities.

DLJIS Limited              None       Donaldson, Lufkin      100%           not      United Kingdom   Foreign   Nominee Holding
                                      & Jenrette                       available as                             Company of DLJ
                                      International                      of today                               International
                                                                                                                Securities.

DLJMB Mauritius         98-0172641    Please see             100%       Please see   Mauritius        Foreign   Investment vehicle
Investment Company                    appendix                           appendix                               for Merchant
                                                                                                                Banking Group.

Donaldson Funding       13-3810631    DLJ Bridge             100%          1,000     Delaware           USA     Formed for future
Corporation                           Finance, Inc.                                                             bridge financing.

Donaldson Leasing       13-3692113    Donaldson, Lufkin      100%          1,000     Delaware           USA     Holds certain fixed
Corp.                                 & Jenrette, Inc.                                                          assets of various
                                                                                                                DLJ business
                                                                                                                groups, said
     SUBSIDIARY          PURPOSE       CT CODE    SORT CODE
     ----------          -------       -------    ---------
DLJ UK Holding        Special          UKHL
Limited               Purpose
DLJ UK Limited        Inactive         UKL
DLJdirect Holdings    General          Orlando
Inc.                  Purpose
DLJdirect Inc.        General
                      Purpose
DLJIS Holdings        Special
Limited               Purpose
DLJIS Limited         Special
                      Purpose


DLJMB Mauritius       Special          MBMS
Investment Company    Purpose


Donaldson Funding     Special          DFC
Corporation           Purpose

Donaldson Leasing     Special          DLC
Corp.                 Purpose


LISTING D:
       DLJ SUBSIDIARIES (CONTINUED)
                                                                                      JURISDICTION
                                            OWNER          PERCENT     SHARES HELD         OF           USA/           BUSINESS
     SUBSIDIARY         EMPLOYER ID       AFFILIATE        OWNERSHIP     BY OWNER     INCORPORATION   FOREIGN          ACTIVITY
     ----------         -----------       ---------        ---------     --------     -------------   -------          --------
                                                                                                                assets are then
                                                                                                                leased back to the
                                                                                                                groups.

Donaldson Lufkin &         None       Donaldson, Lufkin       99%       40,000,000   Hong Kong        Foreign   International
Jenrette Asia Limited                 & Jenrette, Inc.                                                          Dealer.

Donaldson Lufkin &         None       Vincent DeGiaimo        <1%            1       Hong Kong        Foreign   International
Jenrette Asia Limited                                                                                           Dealer.

Donaldson, Lufkin      Not available  Donaldson, Lufkin      >99%       49,000,000   Hong Kong        Foreign   Formed to act as
Jenrette Asia           as of today   & Jenrette, Inc.                                                          member of the Hong
Securities Limited                                                                                              Kong Stock
                                                                                                                Exchange.

Donaldson, Lufkin      Not available  PTT Holding Co.,        <1%            1       Hong Kong        Foreign
Jenrette Asia           as of today   Inc.
Securities Limited

Donaldson, Lufkin &     13-3941845    DLJ Capital             20%         100,000    Brazil           Foreign   Represents
Jenrette (Brasil)                     Corporation                                                               Donaldson, Lufkin &
Ltda.                                                                                                           Jenrette, Inc. and
                                                                                                                its affiliates in
                                                                                                                Brazil.

Donaldson, Lufkin &     13-3941845    Donaldson, Lufkin       80%         400,000    Brazil           Foreign   Represents
Jenrette (Brasil)                     & Jenrette, Inc.                                                          Donaldson, Lufkin &
Ltda.                                                                                                           Jenrette, Inc. and
                                                                                                                its affiliates in
                                                                                                                Brazil.

Donaldson, Lufkin &     13-3881820    DLJ UK Holding         100%        5,896,977   United Kingdom   Foreign   International
Jenrette                              Limited                          Voting Class                             Broker/Dealer.
International                                                            B Shares

Donaldson, Lufkin &     13-3881820    DLJ UK Holding         >99%       284,546,754  United Kingdom   Foreign   International
Jenrette                              Limited                          Voting Class                             Broker/Dealer.
International                                                            A Shares

Donaldson, Lufkin &     13-3881820    DLJ UK Limited          <1%        1 Voting    United Kingdom   Foreign   International
Jenrette                                                               Class A Share                            Broker/Dealer.
International

Donaldson, Lufkin &     13-2741729    Donaldson, Lufkin      100%          3,000     Delaware           USA     Securities
Jenrette Securities                   & Jenrette, Inc.                                                          Broker/Dealer.

     SUBSIDIARY           PURPOSE       CT CODE   SORT CODE
     ----------           -------       -------   ---------
Donaldson Lufkin &     General             ASIA
Jenrette Asia Limited  Purpose
Donaldson Lufkin &     General             ASIA
Jenrette Asia Limited  Purpose

Donaldson, Lufkin      General                           1
Jenrette Asia          Purpose
Securities Limited
Donaldson, Lufkin                                        2
Jenrette Asia
Securities Limited
Donaldson, Lufkin &    General                    DLJBRASIL
Jenrette (Brasil)      Purpose
Ltda.

Donaldson, Lufkin &    General                    DLJBRASIL
Jenrette (Brasil)      Purpose
Ltda.

Donaldson, Lufkin &    General                           3
Jenrette               Purpose
International

Donaldson, Lufkin &    General            UKLTD          1
Jenrette               Purpose
International

Donaldson, Lufkin &    General                           2
Jenrette               Purpose
International

Donaldson, Lufkin &    General
Jenrette Securities    Purpose

LISTING D:
       DLJ SUBSIDIARIES (CONTINUED)
                                                                                      JURISDICTION
                                            OWNER          PERCENT     SHARES HELD         OF           USA/          BUSINESS
     SUBSIDIARY         EMPLOYER ID       AFFILIATE        OWNERSHIP    BY OWNER      INCORPORATION   FOREIGN         ACTIVITY
     ----------         -----------       ---------        ---------    --------      -------------   -------         --------
Corporation
Donaldson, Lufkin &        None       DLJIS Holdings          99%           not      United Kingdom   Foreign   U.K. Broker-Dealer.
Jenrette Securities                   Limited                          available as
International                                                            of today

Donaldson, Lufkin &        None       DLJIS Limited           1%            not      United Kingdom   Foreign   U.K. Broker-Dealer.
Jenrette Securities                                                    available as
International                                                            of today

EF Investors, Inc.     Not Available  DLJ Real Estate        100%          1,000     Delaware           USA
                        as of Today   Exchange Capital
                                      Partners, L.P.

Equine Technology       13-3246841    Donaldson, Lufkin      100%          1,000     Delaware           USA     Limited Partner in
and Analysis, Inc.                    & Jenrette, Inc.                                                          horse breeding
                                                                                                                partnership.

Fibers Funding, Inc.    13-4008083    DLJ Bridge             100%          1,000     Delaware           USA     Bridge Finance
                                      Finance, Inc.                                                             vehicle to provide
                                                                                                                bridge loan to
                                                                                                                Trevira B.V., a
                                                                                                                specialty polyester
                                                                                                                textile manufacturer
                                                                                                                in Western Europe.

First Overlap Limited      None       DLJ Phoenix Group      100%                    United Kingdom   Foreign   Secretary and 50%
                                      Limited (through                                                          shareholder of
                                      Trust)                                                                    Phoenix Guernsey
                                                                                                                (GP) Limited.

Gateway Management,     13-3732486    DLJ Secureco           100%          1,000     Delaware           USA     General Partner of
Inc.                                  Holdings, Inc.                                                            Gateway Management
                                                                                                                Associates which is
                                                                                                                a real estate
                                                                                                                partnership.

Genesis Funding, Inc.   13-4017395    DLJ Bridge             100%          1,000     Delaware           USA     Bridge Finance
                                      Finance, Inc.                                                             vehicle to provide
                                                                                                                bridge loan to
                                                                                                                Telewest
                                                                                                                Communications PLC,
                                                                                                                a major provider of
     SUBSIDIARY           PURPOSE       CT CODE SORT CODE
     ----------           -------       ------- ---------
Corporation

Donaldson, Lufkin &       General
Jenrette Securities       Purpose
International

Donaldson, Lufkin &       General
Jenrette Securities       Purpose
International

EF Investors, Inc.        Special
                          Purpose

Equine Technology         Special
and Analysis, Inc.        Purpose

Fibers Funding, Inc.      Special
                          Purpose

First Overlap Limited     Inactive

Gateway Management,       Special              ETA
Inc.                      Purpose

Genesis Funding, Inc.     Special
                          Purpose

LISTING D:
       DLJ SUBSIDIARIES (CONTINUED)
                                                                                      JURISDICTION
                                            OWNER          PERCENT     SHARES HELD         OF           USA/          BUSINESS
     SUBSIDIARY         EMPLOYER ID       AFFILIATE        OWNERSHIP    BY OWNER      INCORPORATION   FOREIGN         ACTIVITY
     ----------         -----------       ---------        ---------    --------      -------------   -------         --------
                                                                                                                telecommunications
                                                                                                                in the United
                                                                                                                Kingdom.

Global Retail           13-3877298    DLJ Capital            100%          1,000     Delaware           USA     Invest in early
Partners Funding,                     Investors, Inc.                                                           stage retail related
Inc.                                                                                                            companies among
                                                                                                                other types of
                                                                                                                retail related
                                                                                                                companies
                                                                                                                side-by-side
                                                                                                                with Global Retail
                                                                                                                Partners, L.P.

Global Retail           13-3846674    DLJ Capital            100%          1,000     Delaware           USA     Registered Investmen
Partners, Inc.                        Investors, Inc.                                                           Investment Advisor
                                                                                                                and general partner
                                                                                                                of Global Retail
                                                                                                                Partners, L.P., a
                                                                                                                fund organized to
                                                                                                                invest in early
                                                                                                                stage retail related
                                                                                                                companies.

Headway GP, Inc.        13-3888736    DLJ Real Estate        100%          1,000     Delaware           USA     Real Estate Banking
                                      Capital Partners,                                                         Group investment
                                      L.P.                                                                      vehicle relating to
                                                                                                                Headway Investment
                                                                                                                Associates, Ltd.

Headway RECP, Inc.      13-3888738    DLJ Real Estate        100%          1,000     Delaware           USA     Real Estate Banking
                                      Capital Partners,                                                         Group investment
                                      L.P.                                                                      vehicle relating to
                                                                                                                Headway Investment
                                                                                                                Associates, Ltd.

Headway SBS, Inc.       13-3888737    DLJ Real Estate        100%          1,000     Delaware           USA     Real Estate Banking
                                      Capital Funding,                                                          Group side-by-side
                                      Inc.                                                                      investment vehicle
                                                                                                                relating to Headway
                                                                                                                Investment
                                                                                                                Associates, Ltd.
     SUBSIDIARY         PURPOSE       CT CODE SORT CODE
     ----------         -------       ------- ---------
Global Retail        Special               GM
Partners Funding,    Purpose
Inc.

Global Retail        Special
Partners, Inc.       Purpose

Headway GP, Inc.     Non-Subsidiary    CONCAP

Headway RECP, Inc.   Non-Subsidiary

Headway SBS, Inc.    Special
                     Purpose


LISTING D:
       DLJ SUBSIDIARIES (CONTINUED)
                                                                                      JURISDICTION
                                            OWNER          PERCENT     SHARES HELD         OF           USA/          BUSINESS
     SUBSIDIARY         EMPLOYER ID       AFFILIATE        OWNERSHIP    BY OWNER      INCORPORATION   FOREIGN         ACTIVITY
     ----------         -----------       ---------        ---------    --------      -------------   -------         --------
Hoboken RECP, Inc.      13-3901762    DLJ Real Estate        100%          1,000     Delaware           USA     Real Estate Banking
                                      Capital Partners,                                                         Group investment
                                      L.P.                                                                      vehicle relating to
                                                                                                                Hoboken investment.

Hoboken SBS, Inc.       13-3901763    DLJ Real Estate        100%          1,000     Delaware           USA     Real Estate Banking
                                      Capital Funding,                                                          Group side-by-side
                                      Inc.                                                                      investment vehicle
                                                                                                                relating to Hoboken
                                                                                                                investment.

iNautix                 13-3902260    DLJdirect              100%          1,000     Delaware           USA     Provider of
Technologies, Inc.                    Holdings Inc.                                                             technology and
                                                                                                                consulting services.

July Acquisitions,      13-3902416    Donaldson, Lufkin      100%          1,000     Delaware           USA     Acquires judgments
Inc.                                  & Jenrette, Inc.                                                          against properties.

Laminates Funding,      13-3992621    DLJ Bridge             100%          1,000     Delaware           USA     Vehicle for funding
Inc.                                  Finance, Inc.                                                             of bridge loan to
                                                                                                                Laminates
                                                                                                                Acquisition Co., a
                                                                                                                Merchant Banking
                                                                                                                entity formed to
                                                                                                                acquire 100% of the
                                                                                                                common stock of FMH
                                                                                                                Holdings, Inc., the
                                                                                                                100% owner of
                                                                                                                Formica Corporation,
                                                                                                                the largest producer
                                                                                                                of decorative high
                                                                                                                pressure laminates
                                                                                                                in the world.

LGS Holdings Limited    13-3979449    Donaldson, Lufkin      100%           not      United Kingdom   Foreign   Parent holding
                                      & Jenrette                       available as                             company of London
                                      International                      of today                               Global Securities.

LGS UK Limited             None       Donaldson, Lufkin      100%           not      United Kingdom   Foreign   Nominee Holding
                                      & Jenrette                       available as                             Company of London
                                      International                      of today                               Global Securities.

     SUBSIDIARY            PURPOSE       CT CODE SORT CODE
     ----------            -------       ------- ---------
Hoboken RECP, Inc.      Non-Subsidiary      HSBS

Hoboken SBS, Inc.       Special
                        Purpose

iNautix                 General
Technologies, Inc.      Purpose

July Acquisitions,      Special
Inc.                    Purpose

Laminates Funding,      Special
Inc.                    Purpose

LGS Holdings Limited    Special
                        Purpose

LGS UK Limited          Special
                        Purpose

LISTING D:
       DLJ SUBSIDIARIES (CONTINUED)

                                                                                      JURISDICTION
                                            OWNER          PERCENT     SHARES HELD         OF           USA/          BUSINESS
     SUBSIDIARY         EMPLOYER ID       AFFILIATE        OWNERSHIP    BY OWNER      INCORPORATION   FOREIGN         ACTIVITY
     ----------         -----------       ---------        ---------    --------      -------------   -------         --------
London Global           13-3979451    LGS Holdings            99%       60,000,000   United Kingdom   Foreign   Securities lender.
Securities                            Limited                            Ordinary
                                                                        Shares/ 1,
                                                                           000 A
                                                                         Ordinary
                                                                          Shares

London Global           13-3979451    LGS UK Limited          1%        1 Ordinary   United Kingdom   Foreign   Securities lender.
Securities                                                                 Share

MED Funding, Inc.       13-3981509    DLJ Bridge             100%          1,000     Delaware           USA     Vehicle to provide
                                      Finance, Inc.                                                             bridge financing to
                                                                                                                Medaphis
                                                                                                                Corporation, a
                                                                                                                leading provider of
                                                                                                                business management
                                                                                                                services, systems
                                                                                                                integration services
                                                                                                                and medical
                                                                                                                software, primarily
                                                                                                                to the healthcare
                                                                                                                provider market.

NeTpower Funding,       11-3372870    DLJ Bridge             100%          1,000     Delaware           USA     Provide bridge
Inc.                                  Finance, Inc.                                                             funding to NeTpower,
                                                                                                                Inc., a manufacturer
                                                                                                                of computer
                                                                                                                workstations.

New Energy Funding,    Not Available  DLJ Bridge             100%          1,000     Delaware           USA     Bridge Finance
Inc.                   as of today.   Finance, Inc.                                                             vehicle to provide
                                                                                                                bridge loan to New
                                                                                                                Energy Ventures,
                                                                                                                L.L.C., a leading
                                                                                                                national energy
                                                                                                                service provider.

Nextera Funding, Inc.   13-4024925    DLJ Bridge             100%          1,000     Delaware           USA     Vehicle for bridge
                                      Finance, Inc.                                                             loan to Nextera
                                                                                                                Enterprises LLC, a
                                                                                                                provider of
                                                                                                                information
                                                                                                                technology services.

NPM Holdings, Inc.      13-3998884    DLJ Real Estate        100%          1,000     Delaware           USA     Parent holding
                                      Capital Partners,                                                         company of NPMGP,
                                      Inc.
     SUBSIDIARY            PURPOSE       CT CODE SORT CODE
     ----------            -------       ------- ---------
London Global           General
Securities              Purpose

London Global           General
Securities              Purpose

MED Funding, Inc.       Special
                        Purpose

NeTpower Funding,       Special
Inc.                    Purpose

New Energy Funding,     Special
Inc.                    Purpose

Nextera Funding, Inc.

NPM Holdings, Inc.      Special
                        Purpose

LISTING D:
       DLJ SUBSIDIARIES (CONTINUED)
                                                                                      JURISDICTION
                                            OWNER          PERCENT     SHARES HELD         OF           USA/          BUSINESS
     SUBSIDIARY         EMPLOYER ID       AFFILIATE        OWNERSHIP    BY OWNER      INCORPORATION   FOREIGN         ACTIVITY
     ----------         -----------       ---------        ---------    --------      -------------   -------         --------
                                      Inc.                                                                      Inc.

NPMGP, Inc.             13-3998887    NPM Holdings, Inc.     100%          1,000     Delaware           USA     General Partner of
                                                                                                                New PM Realty Group,
                                                                                                                L.P.

Oxford Funding, Inc.    13-3982540    DLJ Bridge             100%          1,000     Delaware           USA     Vehicle to provide
                                      Finance, Inc.                                                             bridge financing to
                                                                                                                Oxford Health Plans,
                                                                                                                Inc., a leading
                                                                                                                health-maintenance
                                                                                                                organization in the
                                                                                                                Northeast.

Pershing & Co., Inc.    13-3117481    Donaldson, Lufkin      100%          1,000     Delaware           USA     Inactive.
                                      & Jenrette, Inc.

Pershing ICS               None       Pershing Limited       100%            2       United Kingdom   Foreign   Inactive.
Nominees Limited

Pershing Keen              None       Pershing Limited       100%            2       United Kingdom   Foreign   Facilitates Stock
Nominees Ltd.                                                                                                   Transfers for
                                                                                                                Pershing Limited.

Pershing Limited           None       DLJ International      100%        3,597,500   United Kingdom   Foreign   UK Clearing Broker.
                                      Group Limited

Pershing Nominees          None       Pershing Limited       100%            2       United Kingdom   Foreign   Facilitates Stock
Ltd.                                                                                                            Transfers for
                                                                                                                Pershing Limited.

Pershing Securities        None       Pershing Limited       100%        1,125,000   United Kingdom   Foreign   Executes trades on
Limited                                                                                                         the International
                                                                                                                Stock Exchange on
                                                                                                                behalf of Pershing
                                                                                                                Correspondents.

Pershing Trading        13-3769702    DLJ Clearing            1%          General    Delaware           USA     A specialist on
Company, L.P.                         Corporation                         Partner                               various regional
                                                                                                                securities exchanges
                                                                                                                and a market maker
                                                                                                                for
     SUBSIDIARY             PURPOSE       CT CODE SORT CODE
     ----------             -------       ------- ---------
NPMGP, Inc.              General
                         Purpose

Oxford Funding, Inc.     Special
                         Purpose

Pershing & Co., Inc.     Special
                         Purpose

Pershing ICS             General             P&CO
Nominees Limited         Purpose

Pershing Keen            General              ICS
Nominees Ltd.            Purpose

Pershing Limited         General              PKN
                         Purpose

Pershing Nominees        General               PL
Ltd.                     Purpose

Pershing Securities      General               PN
Limited                  Purpose

Pershing Trading         General              PSL
Company, L.P.            Purpose

LISTING D:
       DLJ SUBSIDIARIES (CONTINUED)
                                                                                      JURISDICTION
                                            OWNER          PERCENT     SHARES HELD         OF           USA/          BUSINESS
     SUBSIDIARY         EMPLOYER ID       AFFILIATE        OWNERSHIP    BY OWNER      INCORPORATION   FOREIGN         ACTIVITY
     ----------         -----------       ---------        ---------    --------      -------------   -------         --------
                                                                                                                over-the-counter
                                                                                                                securities.

Pershing Trading        13-3769702    Donaldson, Lufkin       99%         Limited    Delaware           USA     A specialist on
Company, L.P.                         & Jenrette                          Partner                               various regional
                                      Securities                                                                securities exchanges
                                      Corporation                                                               and a market maker
                                                                                                                for over-the-counter
                                                                                                                securities.

Pet Food Funding,       13-4024905    DLJ Bridge             100%          1,000     Delaware           USA     Bridge Finance
Inc.                                  Finance, Inc.                                                             vehicle to provide
                                                                                                                bridge loan to Windy
                                                                                                                Hill Pet Food
                                                                                                                Company, a
                                                                                                                manufacturer of pet
                                                                                                                food products in the
                                                                                                                U.S.

Phoenix Equity             None       DLJ Phoenix Group      100%       2 Ordinary   United Kingdom   Foreign   Acts as a nominee of
Nominees Limited                      Limited                             Shares                                equity interest in
                                                                                                                Phoenix Equity
                                                                                                                Partners II-A and
                                                                                                                Phoenix Equity
                                                                                                                Partners II-B
                                                                                                                together with
                                                                                                                co-investors
                                                                                                                in those
                                                                                                                partnerships.

Phoenix Guernsey        13-3952253    First Overlap           50%           50       United Kingdom   Foreign   Inactive.
(GP) Limited                          Limited

Phoenix Guernsey        13-3952253    Second Overlap          50%           50       United Kingdom   Foreign   Inactive.
(GP) Limited                          Limited

Phoenix Securities      13-3952251    DLJ Phoenix Group      100%         12,000     United Kingdom   Foreign   Inactive.
(International)                       Limited
Limited

PSP Capital Funding,    13-3920284    DLJ Real Estate        100%          1,000     Delaware           USA     Real Estate Banking
Inc.                                  Capital Funding,                                                          Group side-by-side
                                      Inc.                                                                      investment vehicle
                                                                                                                relating to
                                                                                                                Pacific-St. Paul
                                                                                                                investment.

     SUBSIDIARY             PURPOSE       CT CODE SORT CODE
     ----------             -------       ------- ---------
Pershing Trading         General              PTC
Company, L.P.            Purpose

Pet Food Funding,        Special
Inc.                     Purpose

Phoenix Equity           Special
Nominees Limited         Purpose

Phoenix Guernsey         Inactive
(GP) Limited

Phoenix Guernsey         Inactive
(GP) Limited

Phoenix Securities       Inactive
(International)
Limited

PSP Capital Funding,     General               PG
Inc.                     Purpose

LISTING D:
       DLJ SUBSIDIARIES (CONTINUED)
                                                                                      JURISDICTION
                                            OWNER          PERCENT     SHARES HELD         OF           USA/          BUSINESS
     SUBSIDIARY         EMPLOYER ID       AFFILIATE        OWNERSHIP    BY OWNER      INCORPORATION   FOREIGN         ACTIVITY
     ----------         -----------       ---------        ---------    --------      -------------   -------         --------
PSP Realty, Inc.        13-3920282    DLJ Real Estate        100%          1,000     Delaware           USA     Real Estate Banking
                                      Capital Partners,                                                         Group investment
                                      L.P.                                                                      vehicle relating to
                                                                                                                Pacific-St. Paul
                                                                                                                investment.

PSTAR Funding, Inc.     13-3995293    DLJ Bridge             100%          1,000     Delaware           USA     Vehicle for funding
                                      Finance, Inc.                                                             of bridge loan to
                                                                                                                PRIMESTAR, Inc., the
                                                                                                                owner and operator
                                                                                                                of the second
                                                                                                                largest satellite
                                                                                                                business in the
                                                                                                                United States,
                                                                                                                measured by the
                                                                                                                number of
                                                                                                                subscribers.

PTT Holding Co., Inc.  Not Available  Donaldson, Lufkin      100%          1,000     Delaware           USA     Nominee Shareholder
                        as of Today   & Jenrette, Inc.                                                          in Donaldson, Lufkin
                                                                                                                & Jenrette Asia
                                                                                                                Securities Limited..

Puerto Rico Hotel       13-3923272    DLJ Real Estate        100%          1,000     Delaware           USA     Real Estate Banking
HOLDCO Corp.                          Capital Partners,                                                         Group investment
                                      L.P.                                                                      vehicle relating to
                                                                                                                Puerto Rico Hotel
                                                                                                                investment.

Puerto Rico Hotel       13-3923269    DLJ Real Estate        100%          1,000     Delaware           USA     Real Estate Banking
OPCO Corp.                            Capital Partners,                                                         Group investment
                                      L.P.                                                                      vehicle relating to
                                                                                                                Puerto Rico Hotel
                                                                                                                investment.

Puerto Rico Hotel       13-3923271    DLJ Real Estate        100%          1,000     Delaware           USA     Real Estate Banking
SBS Corp.                             Capital Funding,                                                          Group side-by-side
                                      Inc.                                                                      investment vehicle
                                                                                                                relating to Puerto
                                                                                                                Rico Hotel
                                                                                                                investment.

REFG Investor Eight,    13-3904767    Donaldson, Lufkin      100%          1,000     Delaware           USA     Holder of mortgages
Inc.                                  & Jenrette, Inc.                                                          and other
                                                                                                                investments.

REFG Investor Five,     13-3904760    Donaldson, Lufkin      100%          1,000     Delaware           USA     Holder of mortgages
Inc.                                  & Jenrette, Inc.                                                          and other
                                                                                                                investments.

     SUBSIDIARY             PURPOSE       CT CODE SORT CODE
     ----------             -------       ------- ---------
PSP Realty, Inc.         Non-Subsidiary

PSTAR Funding, Inc.

PTT Holding Co., Inc.    Special
                         Purpose

Puerto Rico Hotel        Non-Subsidiary
HOLDCO Corp.

Puerto Rico Hotel        Non-Subsidiary
OPCO Corp.

Puerto Rico Hotel        Special
SBS Corp.                Purpose

REFG Investor Eight,     Special
Inc.                     Purpose

REFG Investor Five,
Inc.                     Special
                         Purpose

LISTING D:
       DLJ SUBSIDIARIES (CONTINUED)
                                                                                      JURISDICTION
                                            OWNER          PERCENT     SHARES HELD         OF           USA/          BUSINESS
     SUBSIDIARY         EMPLOYER ID       AFFILIATE        OWNERSHIP    BY OWNER      INCORPORATION   FOREIGN         ACTIVITY
     ----------         -----------       ---------        ---------    --------      -------------   -------         --------
REFG Investor Four,     13-3847759    Donaldson, Lufkin      100%          1,000     Delaware           USA     Holder of mortgages
Inc.                                  & Jenrette, Inc.                                                          and other
                                                                                                                investments.

REFG Investor One,      13-3810633    Donaldson, Lufkin      100%          1,000     Delaware           USA     50% owner of REFG
Inc.                                  & Jenrette, Inc.                                                          Investor Trust.

REFG Investor Seven,    13-3904766    Donaldson, Lufkin      100%          1,000     Delaware           USA     Holder of mortgages
Inc.                                  & Jenrette, Inc.                                                          and other
                                                                                                                investments.

REFG Investor Six,      13-3904764    Donaldson, Lufkin      100%          1,000     Delaware           USA     Holder of mortgages
Inc.                                  & Jenrette, Inc.                                                          and other
                                                                                                                investments.

REFG Investor Trust        None       REFG Investors          50%                    Delaware           USA     Passive investor in
                                      One, Inc.                                                                 debt securities.

REFG Investor Trust        None       REFG Investors          50%                    Delaware           USA     Passive investor in
                                      Two, Inc.                                                                 debt securities.

REFG Investor Two,      13-3810632    Donaldson, Lufkin      100%          1,000     Delaware           USA     50% owner of REFG
Inc.                                  & Jenrette, Inc.                                                          Investor Trust.

REFG Investors          13-3844068    Donaldson, Lufkin      100%          1,000     Delaware           USA     Formed to buy
Three, Inc.                           & Jenrette, Inc.                                                          judgment liens re:
                                                                                                                Ginsburg.

SatMex Funding, Inc.    13-3978915    DLJ Bridge             100%          1,000     Delaware           USA     Vehicle to provide
                                      Finance, Inc.                                                             bridge financing to
                                                                                                                Satellite
                                                                                                                Mexicanos, a Mexican
                                                                                                                government owned
                                                                                                                satellite services
                                                                                                                company.

SBL Funding, Inc.       11-3432174    DLJ Bridge             100%          1,000     Delaware           USA     Vehicle to provide
                                      Finance, Inc.                                                             bridge loan to SUN
                                                                                                                Brewing Limited, the
                                                                                                                largest brewery
                                                                                                                group in Russia.

     SUBSIDIARY             PURPOSE       CT CODE SORT CODE
     ----------             -------       ------- ---------
REFG Investor Four,      Special            REFG5
Inc.                     Purpose

REFG Investor One,       Special
Inc.                     Purpose

REFG Investor Seven,     Special            REFG1
Inc.                     Purpose

REFG Investor Six,       Special
Inc.                     Purpose

REFG Investor Trust      Special
                         Purpose

REFG Investor Trust      Special            REFGT
                         Purpose

REFG Investor Two,       Special
Inc.                     Purpose

REFG Investors           Special            REFG2
Three, Inc.              Purpose

SatMex Funding, Inc.     Special
                         Purpose

SBL Funding, Inc.        Special
                         Purpose

LISTING D:
       DLJ SUBSIDIARIES (CONTINUED)
                                                                                      JURISDICTION
                                            OWNER          PERCENT     SHARES HELD         OF           USA/          BUSINESS
     SUBSIDIARY         EMPLOYER ID       AFFILIATE        OWNERSHIP    BY OWNER      INCORPORATION   FOREIGN         ACTIVITY
     ----------         -----------       ---------        ---------    --------      -------------   -------         --------
Scratch & Sniff         13-3981092    DLJ Bridge             100%          1,000     Delaware           USA     Vehicle to provide
Funding, Inc.                         Finance, Inc.                                                             bridge financing to
                                                                                                                AHC I Acquisition
                                                                                                                Corp. in connection
                                                                                                                with a transaction
                                                                                                                involving Arcade,
                                                                                                                the world leader in
                                                                                                                scent sampling and
                                                                                                                fragrance and
                                                                                                                cosmetics sampling.

Seaport General         13-3194809    DLJ Realty             100%           100      New York           USA     General Partner of
Corporation                           Services, Inc.                                                            Seaport Associates.

Second Overlap             None       DLJ Phoenix Group      100%                    United Kingdom   Foreign   First Director and
Limited                               Limited (through                                                          50% shareholder of
                                      Trust)                                                                    Phoenix Guernsey
                                                                                                                (GP) Limited.

Secureco Chateau,       13-3720564    DLJ Secureco           100%           500      Delaware           USA     General Partner of
Inc.                                  Holdings, Inc.                                                            Merit Chateau
                                                                                                                Investors L.P. which
                                                                                                                owns multifamily
                                                                                                                residential
                                                                                                                properties or the
                                                                                                                mortgages thereon.

Secureco Deerfield,     13-3719130    DLJ Secureco           100%           500      Delaware           USA     General Partner of
Inc.                                  Holdings, Inc.                                                            Trinity Secureco
                                                                                                                Deerfield Partners
                                                                                                                L.P. which owns
                                                                                                                multifamily
                                                                                                                residential
                                                                                                                properties or the
                                                                                                                mortgages thereon.

Secureco Grand Park,    13-3714735    DLJ Secureco           100%           500      Delaware           USA     General Partner of
Inc.                                  Holdings, Inc.                                                            Trinity Secureco
                                                                                                                Grand Park Partners
                                                                                                                L.P. which owns
                                                                                                                multifamily
                                                                                                                residential
     SUBSIDIARY            PURPOSE       CT CODE SORT CODE
     ----------            -------       ------- ---------
Scratch & Sniff         Special
Funding, Inc.           Purpose

Seaport General         Special
Corporation             Purpose

Second Overlap          Inactive
Limited

Secureco Chateau,       Special              SGC
Inc.                    Purpose

Secureco Deerfield,     Special            SCHAT
Inc.                    Purpose

Secureco Grand Park,    Special            SDEER
Inc.                    Purpose

LISTING D:
       DLJ SUBSIDIARIES (CONTINUED)
                                                                                      JURISDICTION
                                            OWNER          PERCENT     SHARES HELD         OF           USA/          BUSINESS
     SUBSIDIARY         EMPLOYER ID       AFFILIATE        OWNERSHIP    BY OWNER      INCORPORATION   FOREIGN         ACTIVITY
     ----------         -----------       ---------        ---------    --------      -------------   -------         --------
                                                                                                                properties or the
                                                                                                                mortgages thereon.

Secureco Greenbriar,    13-3869249    DLJ Secureco           100%          1,000     Delaware           USA     General Partner of
Inc.                                  Holdings, Inc.                                                            Trinity Secureco
                                                                                                                Greenbriar Partners,
                                                                                                                L.P. which owns
                                                                                                                multifamily
                                                                                                                residential
                                                                                                                properties or the
                                                                                                                mortgages thereon.

Secureco Lodge, Inc.    13-3715328    DLJ Secureco           100%           500      Delaware           USA     General Partner of
                                      Holdings, Inc.                                                            Trinity Secureco
                                                                                                                Lodge Partners L.P.
                                                                                                                which owns
                                                                                                                multifamily
                                                                                                                residential
                                                                                                                properties or the
                                                                                                                mortgages thereon.

Secureco Marina, Inc.   13-3715403    DLJ Secureco           100%           500      Delaware           USA     General Partner of
                                      Holdings, Inc.                                                            Trinity Secureco
                                                                                                                Marina Partners L.P.
                                                                                                                which owns
                                                                                                                multifamily
                                                                                                                residential
                                                                                                                properties or the
                                                                                                                mortgages thereon.

Secureco Merit          13-3720556    DLJ Secureco           100%           500      Delaware           USA     General Partner of
Candlewick, Inc.                      Holdings, Inc.                                                            Merit Candlewick
                                                                                                                Investors L.P. which
                                                                                                                owns multifamily
                                                                                                                residential
                                                                                                                properties or the
                                                                                                                mortgages thereon.

Secureco Merit Fund     13-3720558    DLJ Secureco           100%           500      Delaware           USA     General Partner of
I, Inc.                               Holdings, Inc.                                                            Merit Fund I Limited
                                                                                                                Partnership which
                                                                                                                owns multifamily
     SUBSIDIARY             PURPOSE       CT CODE SORT CODE
     ----------             -------       ------- ---------
Secureco Greenbriar,     Special              SGP
Inc.                     Purpose

Secureco Lodge, Inc.     Special
                         Purpose

Secureco Marina, Inc.    Special            SLODG
                         Purpose

Secureco Merit           Special             SMAR
Candlewick, Inc.         Purpose

Secureco Merit Fund      Special            SMCAN
I, Inc.                  Purpose

LISTING D:
       DLJ SUBSIDIARIES (CONTINUED)
                                                                                      JURISDICTION
                                            OWNER          PERCENT     SHARES HELD         OF           USA/          BUSINESS
     SUBSIDIARY         EMPLOYER ID       AFFILIATE        OWNERSHIP    BY OWNER      INCORPORATION   FOREIGN         ACTIVITY
     ----------         -----------       ---------        ---------    --------      -------------   -------         --------
                                                                                                                residential
                                                                                                                properties or the
                                                                                                                mortgages thereon.

Secureco Merit Fund     13-3720566    DLJ Secureco           100%           500      Delaware           USA     General Partner of
II, Inc.                              Holdings, Inc.                                                            Merit Fund Two
                                                                                                                Limited Partnership
                                                                                                                which owns
                                                                                                                multifamily
                                                                                                                residential
                                                                                                                properties or the
                                                                                                                mortgages thereon.

Secureco Merit Fund     13-3720551    DLJ Secureco           100%           500      Delaware           USA     General Partner of
III, Inc.                             Holdings, Inc.                                                            Merit Fund III
                                                                                                                Limited Partnership
                                                                                                                which owns
                                                                                                                multifamily
                                                                                                                residential
                                                                                                                properties or the
                                                                                                                mortgages thereon.

Secureco Merit Fund     13-3720561    DLJ Secureco           100%           500      Delaware           USA     General Partner of
IV, Inc.                              Holdings, Inc.                                                            Merit Fund IV
                                                                                                                Limited Partnership
                                                                                                                which owns
                                                                                                                multifamily
                                                                                                                residential
                                                                                                                properties or the
                                                                                                                mortgages thereon.

Secureco Merit Fund     13-3720555    DLJ Secureco           100%           500      Delaware           USA     General Partner of
IX, Inc.                              Holdings, Inc.                                                            Merit Fund IX
                                                                                                                Limited Partnership
                                                                                                                which owns
                                                                                                                multifamily
                                                                                                                residential
                                                                                                                properties or the
                                                                                                                mortgages thereon.

Secureco Merit Fund     13-3720565    DLJ Secureco           100%           500      Delaware           USA     General Partner of
VI, Inc.                              Holdings, Inc.                                                            Merit Fund VI
                                                                                                                Limited Partnership
                                                                                                                which owns
                                                                                                                multifamily
     SUBSIDIARY             PURPOSE       CT CODE SORT CODE
     ----------             -------       ------- ---------
Secureco Merit Fund      Special             SMF1
II, Inc.                 Purpose

Secureco Merit Fund      Special             SMF2
III, Inc.                Purpose

Secureco Merit Fund      Special             SMF3
IV, Inc.                 Purpose

Secureco Merit Fund      Special             SMF4
IX, Inc.                 Purpose

Secureco Merit Fund      Special             SMF5
VI, Inc.                 Purpose

LISTING D:
       DLJ SUBSIDIARIES (CONTINUED)
                                                                                      JURISDICTION
                                            OWNER          PERCENT     SHARES HELD         OF           USA/          BUSINESS
     SUBSIDIARY         EMPLOYER ID       AFFILIATE        OWNERSHIP    BY OWNER      INCORPORATION   FOREIGN         ACTIVITY
     ----------         -----------       ---------        ---------    --------      -------------   -------         --------
                                                                                                                residential
                                                                                                                properties or the
                                                                                                                mortgages thereon.

Secureco Merit Fund     13-3720554    DLJ Secureco           100%           500      Delaware           USA     General Partner of
VIII, Inc.                            Holdings, Inc.                                                            Merit Fund VIII
                                                                                                                Limited Partnership
                                                                                                                which owns
                                                                                                                multifamily
                                                                                                                residential
                                                                                                                properties or the
                                                                                                                mortgages thereon.

Secureco Merit          13-3720550    DLJ Secureco           100%           500      Delaware           USA     General Partner of
Washington Manor,                     Holdings, Inc.                                                            Merit Washington
Inc.                                                                                                            Manor Investors L.P.
                                                                                                                which owns
                                                                                                                multifamily
                                                                                                                residential
                                                                                                                properties or the
                                                                                                                mortgages thereon.

Secureco Riverside,     13-3715362    DLJ Secureco           100%           500      Delaware           USA     General Partner of
Inc.                                  Holdings, Inc.                                                            Trinity Secureco
                                                                                                                Riverside Partners
                                                                                                                L.P. which owns
                                                                                                                multifamily
                                                                                                                residential
                                                                                                                properties or the
                                                                                                                mortgages thereon.

Secureco Rolling        13-3732849    DLJ Secureco           100%          1,000     Delaware           USA     General Partner of
Hills, Inc.                           Holdings, Inc.                                                            Trinity Rolling
                                                                                                                Hills Partners L.P.
                                                                                                                which owns
                                                                                                                multifamily
                                                                                                                residential
                                                                                                                properties or the
                                                                                                                mortgages thereon.

Secureco Tan Crest,     13-3720553    DLJ Secureco           100%           500      Delaware           USA     General Partner of
Inc.                                  Holdings, Inc.                                                            Tan Crest
                                                                                                                Apartments, Ltd.
                                                                                                                which owns
                                                                                                                multifamily
                                                                                                                properties
     SUBSIDIARY            PURPOSE       CT CODE SORT CODE
     ----------            -------       ------- ---------
Secureco Merit Fund     Special             SMF7
VIII, Inc.              Purpose

Secureco Merit          Special             SMF8
Washington Manor,       Purpose
Inc.

Secureco Riverside,     Special             SMWM
Inc.                    Purpose

Secureco Rolling        Special             SRIV
Hills, Inc.             Purpose

Secureco Tan Crest,     Special              SRH
Inc.                    Purpose

LISTING D:
       DLJ SUBSIDIARIES (CONTINUED)
                                                                                      JURISDICTION
                                            OWNER          PERCENT     SHARES HELD         OF           USA/          BUSINESS
     SUBSIDIARY         EMPLOYER ID       AFFILIATE        OWNERSHIP    BY OWNER      INCORPORATION   FOREIGN         ACTIVITY
     ----------         -----------       ---------        ---------    --------      -------------   -------         --------
                                                                                                                or the mortgages
                                                                                                                thereon.

Secureco Westchester    13-3720557    DLJ Secureco           100%           500      Delaware           USA     General Partner of
Square, Inc.                          Holdings, Inc.                                                            Merit Westchester
                                                                                                                Square Investors
                                                                                                                L.P. which owns
                                                                                                                multifamily
                                                                                                                residential
                                                                                                                properties or the
                                                                                                                mortgages thereon.

Secureco                13-3719132    DLJ Secureco           100%           500      Delaware           USA     General Partner of
Worthington, Inc.                     Holdings, Inc.                                                            Trinity Secureco
                                                                                                                Worthington Partners
                                                                                                                L.P. which owns
                                                                                                                multifamily
                                                                                                                residential
                                                                                                                properties or the
                                                                                                                mortgages thereon.

Snoga, Inc.             13-3036391    Donaldson, Lufkin      100%          1,000     Delaware           USA     Acts as escrow agent
                                      & Jenrette, Inc.                                                          for business
                                                                                                                activities of DLJ
                                                                                                                Bridge Finance, Inc.

TBS Funding, Inc.       13-3990901    DLJ Bridge             100%          1,000     Delaware           USA     Funding vehicle for
                                      Finance, Inc.                                                             Bridge Loan to be
                                                                                                                provided to TBS
                                                                                                                Shipping Services
                                                                                                                Inc., an
                                                                                                                international
                                                                                                                shipping company.

Trinity Group           36-3951675    Trinity Holding,       100%           100      Illinois           USA     Property manager for
Hearthstone, Inc.                     Inc.                                                                      MLG Properties.

Trinity Holding, Inc.   13-3810632    DLJ Mortgage           100%           100      Delaware           USA     Holding Company.
                                      Capital, Inc.

True Temper Funding,    13-4024910    DLJ Bridge             100%          1,000     Delaware           USA     Bridge Finance
Inc.                                  Finance, Inc.                                                             vehicle formed to
                                                                                                                provide a bridge
                                                                                                                loan to True Temper
                                                                                                                Sports, Inc., a
     SUBSIDIARY             PURPOSE       CT CODE SORT CODE
     ----------             -------       ------- ---------
Secureco Westchester     Special              STC
Square, Inc.             Purpose

Secureco                 Special              SWS
Worthington, Inc.        Purpose

Snoga, Inc.              Special            SWORT
                         Purpose

TBS Funding, Inc.        Special
                         Purpose

Trinity Group            Special            SNOGA
Hearthstone, Inc.        Purpose

Trinity Holding, Inc.    Special              TGH
                         Purpose

True Temper Funding,     Special
Inc.                     Purpose

LISTING D:
       DLJ SUBSIDIARIES (CONTINUED)
                                                                                      JURISDICTION
                                            OWNER          PERCENT     SHARES HELD         OF           USA/          BUSINESS
     SUBSIDIARY         EMPLOYER ID       AFFILIATE        OWNERSHIP    BY OWNER      INCORPORATION   FOREIGN         ACTIVITY
     ----------         -----------       ---------        ---------    --------      -------------   -------         --------
                                                                                                                leading
                                                                                                                manufacturer of golf
                                                                                                                shafts in the U.S.

UK Investment Plan      13-3941938    Donaldson, Lufkin      100%          1,000     Delaware           USA     Holds a U.K.
1997, Inc.                            & Jenrette, Inc.                                                          Investment.

Winthrop Trust          13-3818656    Wood, Struthers &      100%           100      New York           USA     Banking trust
Company                               Winthrop                                                                  company which offers
                                      Management Corp.                                                          personal trust
                                                                                                                services to
                                                                                                                high-net-worth
                                                                                                                individuals.

Winthrop Trust         Not available  Wood, Struthers &      100%                    Island of        Foreign   Off-shore structure
Company (Jersey)        as of today   Winthrop                                       Jersey,                    formed to be of
Limited                               Management                                     Channel Islands            service of London
                                      Corporation                                                               Office of ISG.

Wood, Struthers &       13-2774791    Donaldson, Lufkin      100%          1,000     Delaware           USA     Investment Advisor.
Winthrop Management                   & Jenrette
Corp.                                 Securities
                                      Corporation

WSW Capital, Inc.       13-3749620    Wood, Struthers &      100%          1,000     Delaware           USA     General Partner in
                                      Winthrop                                                                  WSW Hedge Fund L.P.
                                      Management Corp.
     SUBSIDIARY           PURPOSE       CT CODE SORT CODE
     ----------           -------       ------- ---------
UK Investment Plan     Special             WHIT
1997, Inc.             Purpose

Winthrop Trust         General
Company                Purpose

Winthrop Trust         General
Company (Jersey)       Purpose
Limited

Wood, Struthers &      General              WTC
Winthrop Management    Purpose
Corp.

WSW Capital, Inc.      General                        WSWMC
                       Purpose


                         SUBSIDIARIES OF THE PARTNERSHIP
                         -------------------------------


Alliance Capital Management
Corporation of Delaware
(Delaware)

ACMC, Inc.
(Delaware)

ACM Software Services Ltd.
(Delaware)

Alliance Capital Asset Management
(India) Private Ltd.
(India)

Alliance Capital Management
Australia Limited
(Australia)

Alliance Capital Management
(Asia) Ltd.
(Delaware)

Alliance Capital (Mauritius)
Private Limited
(Mauritius)

Alliance Corporate Finance
Group Incorporated
(Delaware)

Alliance Capital Management
(Brasil) Ltda.
(Brazil)

Alliance Capital Management
(India) Ltd.
(Delaware)

Alliance Capital Management
Canada, Inc.
(Canada)

Alliance Capital Management
(Turkey) Ltd.
(Delaware)

Alliance Capital (Luxembourg) S.A.
(Luxembourg)

Alliance Eastern Europe Inc.
(Delaware)

Alliance Capital Global
Derivatives Corporation
(Delaware)

Alliance Barra Research
Institute, Inc.
(Delaware)

Alliance Fund Distributors, Inc.
(Delaware)

Alliance Fund Services, Inc.
(Delaware)

Alliance Capital Oceanic Corporation
(Delaware)

Alliance Capital Management
(Japan) Inc.
(Delaware)

ACM Fund Services, S.A.
(Luxembourg)

ACM Fund Services (Espana) S.L.
(Madrid)

ACSYS Software India Private Limited
(India)

Alliance Capital Limited
(UK)

Alliance Capital Services Limited
(UK)

Cursitor Alliance LLC
(Delaware)

Cursitor Cecogest SA
(France)

Cursitor Courtage SARL
(France)

Cursitor-Eaton Asset
Management Company
(New York)

Cursitor Gestion SA
(France)

Cursitor Alliance Holdings Limited
(UK)

Cursitor Management Co. SA
(Luxembourg)

Alliance Asset Allocation Limited
(UK)

Dimensional Trust Management Limited
(UK)

Draycott Partners, Ltd.
(Massachusetts)

Equitable Investment Corporation
(Delaware)

Meiji-Alliance Capital Corporation
(Delaware)

New-Alliance Asset Management
(Asia) Limited
(Hong Kong)

ACM New-Alliance (Luxembourg) S.A.
(Luxembourg)

Cursitor Alliance Services Limited
(UK)

East Fund Managementberatung GmbH
(Austria)

East Fund Management (Cyprus) LTD
(Cyprus)

EFM Consultanta Financiara Bucuresti SRL
(Romania)

ACM CIIC Investment Management Limited
(Cayman Islands)

Alliance Capital Management (Singapore) Ltd.
(Singapore)

Alliance Capital Investment Trust Management
Limited K.K.
(Japan)

Alliance-Odyssey Capital Management (Proprietary) Limited
(South Africa)

Alliance-Odyssey Capital Management (Namibia)(Proprietary) Limited
(Namibia)

Alliance Capital Whittingdale Limited
(UK)

ACM Investments Limited
(UK)

Whittingdale Holdings Limited
(UK)

Whittingdale Nominees Limited
(UK)